                                                                   EX. 10.12

                                                      AGREEMENT NO. C971312BC002




















                           PRODUCT PURCHASE AGREEMENT

                                     BETWEEN

                      GTE COMMUNICATION SYSTEMS CORPORATION

                                       AND

                           WORLD WIDE TECHNOLOGY, INC.






                                          CONTRACT MANAGER: KATHY DEFORD, C.P.M.



                                                                    CONFIDENTIAL


        *Certain material has been omitted from this exhibit pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

                                TABLE OF CONTENTS

                                                                                                                PAGE
1.   PARTIES......................................................................................................1

2.   TERM.........................................................................................................1

3.   PURCHASE AND DISTRIBUTION OF PRODUCT.........................................................................1

4.   SOFTWARE LICENSE.............................................................................................2

5.   CENTURY COMPLIANCE...........................................................................................3

                   *Confidential treatment will be requested

7.   PURCHASE ORDERS; CANCELLATION OF PURCHASE ORDERS; REVOCATION OF
ACKNOWLEDGEMENT...................................................................................................4

8.   BILLING AND PAYMENT TERMS....................................................................................5

                   *Confidential treatment will be requested

                   *Confidential treatment will be requested

11.  RECORDS AND REPORTS..........................................................................................6

12.  BAR CODING...................................................................................................6

13.  ELECTRONIC DATA INTERCHANGE..................................................................................6

14.  PRECEDENCE OF DOCUMENTS......................................................................................6

15.  DELIVERY.....................................................................................................7

16.  PACKAGING....................................................................................................8

17.  BILL OF SALE.................................................................................................8

18.  INSPECTION AND ACCEPTANCE....................................................................................9

19.  PRODUCT STANDARDIZATION......................................................................................9

                   *Confidential treatment will be requested

21.  TRADEMARK LICENSE............................................................................................9

22.  INFRINGEMENT................................................................................................10

23.  CONFIDENTIAL INFORMATION....................................................................................10


                                       i                            CONFIDENTIAL



24.  PUBLICITY AND DISCLOSURE....................................................................................12

25.  COMPLIANCE WITH LAWS........................................................................................13

26.  FORCE MAJEURE...............................................................................................14

27.  ASSIGNMENT..................................................................................................14

28.  TAXES.......................................................................................................15

29.  PLANT AND WORK RULES AND RIGHT OF ACCESS....................................................................15

30.  INDEMNIFICATION AND INSURANCE...............................................................................16

31.  RELATIONSHIP OF PARTIES.....................................................................................17

32.  TOXIC SUBSTANCES AND HAZARDOUS PRODUCT......................................................................17

33.  TERMINATION.................................................................................................17

34.  DISPUTE RESOLUTION..........................................................................................18

35.  NOTICES.....................................................................................................19

36.  LABOR SERVICES..............................................................................................20

37.  NONWAIVER...................................................................................................21

38.  SEVERABILITY................................................................................................21

39.  SECTION HEADINGS............................................................................................21

40.  SURVIVAL OF OBLIGATIONS.....................................................................................21

41.  CHOICE OF LAW AND JURISDICTION..............................................................................21

42.  ENTIRE AGREEMENT............................................................................................21


SIGNATURES

EXHIBIT A:  GTE AFFILIATED ENTITIES

EXHIBIT B:


                                 ii                                 CONFIDENTIAL

EXHIBIT C:  BAR CODING

EXHIBIT D:  EDI PURCHASE ORDERS

EXHIBIT E:  SHIPPING AND CARRIER ROUTING INSTRUCTION

EXHIBIT F:  PRODUCT DELIVERY INTERVAL

EXHIBIT G:  STANDARDIZATION POLICIES, PROCEDURES AND TERMS

EXHIBIT H:  [*Confidential treatment requested].

EXHIBIT I:  CENTURY COMPLIANCE

                                iii                                 CONFIDENTIAL

                           PRODUCT PURCHASE AGREEMENT


1.       PARTIES

         (a) This Product Purchase Agreement (Agreement) is made between World Wide Technology, Inc., a Missouri corporation, with offices at 127 Weldon Parkway, St. Louis, Missouri 63043-3101 (SELLER) and GTE Communication Systems Corporation, a Delaware corporation, acting through its GTE Supply Division, with offices at 700 Hidden Ridge, Irving, Texas 75038, for the benefit of itself and the GTE affiliated entities (AFFILIATES) listed in Exhibit A (CUSTOMER), which may be changed by CUSTOMER upon written notice to SELLER.

         (b) CUSTOMER or AFFILIATES may purchase SELLER's products (PRODUCT), [*Confidential treatment requested], on a nonexclusive basis from SELLER on the same terms and conditions as CUSTOMER and an AFFILIATE shall also be a CUSTOMER under this Agreement.

2.       TERM

         This Agreement shall be effective on November 1, 1997, and shall continue for a period of five (5) years unless earlier terminated or modified. This Agreement shall be automatically terminated unless renewed by CUSTOMER with at least thirty (30) days' written notice to SELLER before the expiration of the term.

3.       PURCHASE AND DISTRIBUTION OF PRODUCT

         (a) This Agreement does not by itself order any PRODUCT. CUSTOMER shall order PRODUCT by submitting a purchase order to SELLER in accordance with Section 7, PURCHASE ORDERS; CANCELLATION OF PURCHASE ORDERS; REVOCATION OF ACKNOWLEDGEMENT and Section 13, ELECTRONIC DATA INTERCHANGE. If a purchase order submitted by CUSTOMER to SELLER (i) conforms to the requirements of Section 7, PURCHASE ORDERS; CANCELLATION OF PURCHASE ORDERS; REVOCATION OF ACKNOWLEDGEMENT and Section 13, ELECTRONIC DATA INTERCHANGE, (ii) CONTAINS A PRODUCT or within the guidelines for PRODUCT quantities and for the price or prices specified in [*Confidential treatment requested] and (iii) does not purport to make a material change to any of the terms of this Agreement applicable to such PRODUCT purchase order (including a material change in the items enumerated in Section 14.(a)(i-x)), SELLER shall be obligated to acknowledge the purchase order within ten (10) days of receipt, without conditioning such acknowledgement on the acceptance by CUSTOMER of any terms inconsistent with or in addition to those set forth in this Agreement. Upon acknowledgement, a purchase order and the related acknowledgement shall constitute a binding contract for the purchase and sale of the applicable PRODUCT governed by the provisions of this Agreement, as such provisions may be modified as provided herein. Under special circumstances, PRODUCT may be purchased pursuant to the terms of this Agreement at prices quoted by SELLER in response to a specific request from CUSTOMER.



                                                                    CONFIDENTIAL

         (b)  CUSTOMER may purchase the PRODUCT for its own use or for resale.

         (c) This Agreement is nonexclusive and shall not be construed to (i) require CUSTOMER to purchase any specific amount of PRODUCT, or
              (ii) require CUSTOMER to sell any, all or a portion of PRODUCT it orders, or (iii) unless otherwise specified in this Agreement, restrict the purchase, resale and/or distribution of PRODUCT to any geographic area.

4.       SOFTWARE LICENSE

         If the PRODUCT includes software, SELLER grants to CUSTOMER a license under the following terms:

         (a)  Definitions

              (1) The term "Software" means any Software programs, in source, object, or other form, including firmware and documentation [*Confidential treatment requested], or identified in a purchase order.

              (2) The term "Use" shall mean: (i) the reading by any authorized users into or out of computer hardware memory of the Software and the execution of the Software whether in whole or in part by any individual having authorized access to any computer on which the Software is operated and shall include employees of CUSTOMER, its agents, or contractors and/or in the case of CUSTOMER providing services to third parties, the third parties' employees, agents, or contractors; (ii) to transfer into, and store in, equipment selected by the CUSTOMER all or any portion of the Software; (iii) to compile and decompile, assemble or disassemble, or otherwise transform the Software form source, object or other form into source, object or other form; (iv) and to process and execute instructions, statements and data included in, or input to, the Software.

              (3) The Term "Specifications" shall mean specifications for the Software as set forth in a purchase order, as well as SELLER's then current published specifications and user documentation for the Software.

         (b) The term PRODUCT includes any Software (operating program in machine readable form and feature descriptions or firmware) furnished with or embedded in PRODUCT. Title to such Software shall remain with manufacturer. SELLER warrants that manufacturer has granted to SELLER a nonexclusive, nontransferable license to grant a nonexclusive, nontransferable sublicense to CUSTOMER of SELLER and to any subsequent purchaser, assignee or lessee from such CUSTOMER of the PRODUCT in which or with which such Software is furnished. For the life or purchased PRODUCT, or during the term PRODUCT is leased, as applicable, SELLER grants to CUSTOMER and any subsequent purchaser, assignee, or lessee of said PRODUCT a nonexclusive license to use said Software in connection with PRODUCT with which it is delivered. CUSTOMER and any subsequent purchaser, assignee, or lessee may copy the Software for use on such PRODUCT with which it was originally delivered for archival purposes or on an


                                       2                            CONFIDENTIAL
              alternate PRODUCT for disaster recovery purposes, as applicable, but shall not otherwise knowingly reproduce the original Software or make copies of the Software for distribution to others. CUSTOMER and any subsequent purchaser, assignee or lessee may add to, delete from or modify the Software, in any manner, but no changes, however extensive, shall alter manufacturer's title to such original Software. Title to any such modification or addition to the Software shall remain in the entity which creates the modification or addition.

         (c) The price set forth in a purchase order under this Agreement or in an Exhibit attached includes the fee for the Software furnished and the license granted.

         (d) Additional SOFTWARE LICENSE responsibilities and obligations of the manufacturer(s) of PRODUCT(s) are contained in EXHIBIT H.

5.       CENTURY COMPLIANCE

         SELLER agrees to comply with the provisions set forth in Exhibit I, CENTURY COMPLIANCE.


















                   *Confidential treatment will be requested


















                                       3                            CONFIDENTIAL

                     [*Confidential treatment requested].






7.       PURCHASE ORDERS; CANCELLATION OF PURCHASE ORDERS; REVOCATION OF
         ACKNOWLEDGEMENT

         (a) A purchase order means an order, form, memorandum, written communication and/or electronic transmission that CUSTOMER may deliver to SELLER for the purchase of PRODUCT. The following information shall be contained in the purchase order:

              (1) Description of PRODUCT, including any numerical alphabetical identification, including SELLER's part number, referenced in the price list herein;

              (2)    Requested delivery date;

              (3)    Applicable price;

              (4)    Location to which the PRODUCT is to be shipped;

              (5)    Location to which invoices shall be rendered for payment;

              (6)    CUSTOMER's purchase order number;

              (7)    Configurations (if applicable);

              (8)    Delivery requirements; and

              (9) A reference to any applicable quotation given by SELLER to CUSTOMER. SELLER shall acknowledge purchase orders within ten (10) days of receipt of the purchase orders.

         (b) Purchase orders may be mailed, sent by facsimile transmission or electronic data interchange in accordance with Section 13, ELECTRONIC DATA INTERCHANGE.

         (c) SELLER may enforce each purchase order only against the AFFILIATE that has submitted the purchase order.

         (d) If an AFFILIATE shall be in material breach or default of this Agreement, including, but not limited to, timely payment for PRODUCT purchased and such breach shall continue for a period of thirty (30) days after CUSTOMER's receipt of SELLER's written notice, then, in addition to all other rights and remedies of law or equity or otherwise, SELLER shall have the right to suspend delivery of PRODUCT on outstanding purchase orders or revoke existing acknowledgements only with


                                       4                            CONFIDENTIAL
              respect to the AFFILIATE. Default by an AFFILIATE shall not affect any other AFFILIATE party to this Agreement.

         (e) If SELLER shall be in material breach or default of this Agreement, and such breach shall continue for a period of thirty
              (30) days after SELLER's receipt of CUSTOMER's written notice thereof, then, in addition to all other rights and remedies of law or equality or otherwise, CUSTOMER shall have the right to immediately cancel all applicable purchase orders without any obligation or liability to SELLER for said cancellation. However, if SELLER fails to tender delivery of PRODUCT on or before the ship date stated on SELLER's acknowledgment, then CUSTOMER shall have the right to immediately cancel all applicable purchase orders without further obligation or liability to SELLER for said cancellation or any obligation to provide SELLER a time period to cure said breach.

8.       BILLING AND PAYMENT TERMS

         (a) SELLER shall invoice CUSTOMER for each shipment made or service rendered (unless another address is specified in writing by CUSTOMER), at the address listed on CUSTOMER's purchase order. Invoices shall include, but not be limited to: (i) purchase order number; (ii) purchase order line number; (iii) PRODUCT identification number; (iv) ship to address; (v) quantity shipped and billed; (vi) net invoice amount; (vii) net unit cost; and
              (viii) any special instructions requested by CUSTOMER.

         (b) Payment shall be due thirty (30) days from the date of receipt of goods or receipt of SELLER's invoice, whichever occurs later, or if the performance of service is required, the completion and acceptance of such services by CUSTOMER.













                   *Confidential treatment will be requested















                                       5                            CONFIDENTIAL

11.      RECORDS AND REPORTS

         (a) SELLER shall maintain complete and accurate records of all invoices, all amounts billable to and payments made by CUSTOMER, in accordance with generally accepted accounting practices. SELLER shall retain and make available upon request such records for a period of three (3) years from the date of final shipment of PRODUCT or rendering of services covered by this Agreement.

         (b) When requested by CUSTOMER, SELLER shall, for purchase orders placed directly with SELLER by an AFFILIATE (other than GTE Supply), provide CUSTOMER a quarterly purchase report by ordering location, listing PRODUCT purchased under this Agreement, description, part number, quantities shipped, associated net prices and certification of Women and Minority Owned Business Enterprise (WMBE) or Minority Owned Business Enterprise (MBE), if requested. CUSTOMER shall specify the address for this report.

         (c) When requested by SELLER, CUSTOMER shall, for resale purchase orders shipped from GTE Supply's inventory, provide SELLER, at the address referenced in Section 35, NOTICES, a monthly report (point-of-sale) by customer, listing PRODUCT shipped, part number, description, quantities shipped and associated net prices.

12.      BAR CODING

         SELLER agrees to participate with CUSTOMER in the development of a bar coding program in accordance with GTE standard set forth in Exhibit C.

13.      ELECTRONIC DATA INTERCHANGE

         SELLER agrees to participate with CUSTOMER in the development of an Electronic Data Interchange (EDI) for the communication of purchase orders, acknowledgements, subsequent invoicing or other data that may be communicated between CUSTOMER and SELLER. SELLER further agrees to the terms and conditions as set forth in Exhibit D for the transmission of such electronically communicated data.

14.      PRECEDENCE OF DOCUMENTS

         (a) All quotations, purchase orders, acknowledgements, and invoices issued pursuant to this Agreement shall be subject to the provisions contained in this Agreement. The terms and conditions of this Agreement will control over any conflicting or inconsistent terms contained in any quotation, purchase order, acknowledgement or invoice. Unless SELLER's rejection is forwarded to CUSTOMER with ten (10)


                                       6                            CONFIDENTIAL
              days of receipt of the purchase order, the following provisions, as they relate to the PRODUCT ordered pursuant to a particular purchase order, can be changed by language contained in that purchase order; (i) the quantity, (ii) special quoted price, (iii) payment terms, (iv) warranty period, (v) packaging instructions,
              (vi) shipping instructions, (vii) title and risk of loss, (viii) additional documentation requirements, (ix) delivery date, or (x) description of the PRODUCT.

         (b) Except for the changes enumerated in Section 14.(a)(i-x) above, no modification to this Agreement or additional terms contained in any quotation, purchase order, acknowledgment, or invoice shall be valid without the prior written approval of the officer who executed this Agreement on behalf of CUSTOMER.

15.      DELIVERY

         (a) Unless otherwise specified in the applicable purchase order, title to a PRODUCT sold pursuant to this Agreement shall pass at the time of shipment by SELLER as described in Section 15.(b). Any loss or damage to a PRODUCT prior to the passing of title shall be for the account and risk of SELLER. Any loss or damage to a PRODUCT after the passing of title shall be for the account and risk of CUSTOMER. Nothing contained in this Section 15.(a) shall be construed to reduce or otherwise affect the obligations of SELLER to obtain insurance covering any PRODUCT shipped by it to CUSTOMER.

         (b) Shipments of PRODUCT shall be made FOB Origin, freight collect or as otherwise specified on individual purchase orders. When CUSTOMER requests SELLER to arrange the transportation of the PRODUCT, SELLER shall ship PRODUCT freight collect in accordance with [*Confidential treatment requested], unless otherwise specified on CUSTOMER's purchase order. If SELLER is instructed by CUSTOMER to ship prepaid and added to the invoice, SELLER shall select a carrier based on the best rate as negotiated by SELLER, and CUSTOMER shall only pay SELLER's net transportation costs, that include, but are not limited to, all applicable discounts, allowances and refunds.

         (c) Failure of SELLER to ship PRODUCT in accordance with CUSTOMER's freight routing instructions shall result in charge-backs to SELLER for excess freight charges.

         (d) Unless instructed otherwise by CUSTOMER, SELLER shall, for purchase orders placed, (i) see that all subordinate documents bear CUSTOMER's purchase order number; (ii) enclose a packing list with each shipment and when more than one package is shipped, identify the one containing the packing list; (iii) mark CUSTOMER's purchase order number on all packages and shipping papers; (iv) render invoices showing CUSTOMER's purchase order number; (v) render separate invoices for each shipment or purchase order; (vi) forward shipping notices with invoices; (vii) invoice CUSTOMER by mailing or otherwise transmitting invoices, bills, and notices to the billing address on the purchase order; and (viii) make available a bill of lading upon request.


                                       7                            CONFIDENTIAL

         (e) Standard delivery intervals for PRODUCT shall be specified in Exhibit F and may be amended only by a written document signed by both parties. Standard delivery intervals begin from the date of SELLER's receipt of CUSTOMER's purchase order.

         (f) SELLER shall ship PRODUCT to CUSTOMER within (i) the delivery intervals specified in Exhibit F (which do not include in-transit interval), or (ii) as otherwise provided by SELLER to CUSTOMER in a firm price quotation, purchase order acknowledgment or other written means (provided that such time period is not longer than the time period specified in Exhibit F without CUSTOMER's written request or agreement) with a minimum ninety-six percent (96%) on time shipping performance service level. On time shipping performance service level shall be calculated as total line items shipped complete, as compared to the total number of line items ordered that have been purchase for delivery within SELLER's stated delivery interval. SELLER shall provide CUSTOMER, on a quarterly basis, at the addresses as referenced in Section 35, NOTICES, shipping reports delineating the following information:

              (1)    CUSTOMER's purchase order number;

              (2)    Date CUSTOMER's purchase order received by SELLER.

              (3)    Date purchase order shipped complete from SELLER;

              (4) Total number of line items scheduled for shipment in the period;

              (5) Total number of line items shipped complete and on time in the period; and

              (6) Percent (%) of line items shipped complete and on time in the period.

16.      PACKAGING

         PRODUCT shall be packaged for shipment, at no additional charge, in suitable containers that provide protection against damage during the domestic shipment, handling and storage in reasonably dry, unheated quarters. [*Confidential treatment will be requested.] Corrugated shipping containers shall comply with the requirements of Item 222 of the National Motor Freight Code, Series NMFC 100-S, which may be amended from time to time. Containers of any type that are too heavy or too large to be palletized shall be skidded to facilitate fork truck or mechanized handling.

17.      BILL OF SALE

         SELLER shall, upon request and after payment by CUSTOMER, execute and deliver to CUSTOMER a bill of sale or similar document evidencing conveyance of PRODUCT, free and clear of all liens, security interests and encumbrances.


                                       8                           CONFIDENTIAL

18.      INSPECTION AND ACCEPTANCE

         (a) All PRODUCT ordered pursuant to this Agreement shall be subject to inspection by CUSTOMER after delivery to determine conformity with CUSTOMER's purchase order and SELLER's advertised or published specifications. If the PRODUCT delivered does not so conform, CUSTOMER shall have the right to reject such PRODUCT. PRODUCT that has been delivered and rejected, in whole or in part, shall be returned to SELLER at SELLER's risk and expense. CUSTOMER shall have a period of one hundred twenty (120) days following arrival of standard PRODUCT and ninety (90) days following arrival of custom PRODUCT at the delivery destination specified by CUSTOMER within which to inspect the PRODUCT for conformity with CUSTOMER's purchase order and SELLER's advertised and published specifications and to provide SELLER with written notice of any discrepancy or rejection. CUSTOMER shall notify SELLER and arrange for the return of PRODUCT as required.

         (b) Inspection or failure to inspect on any occasion shall not affect CUSTOMER's rights under the "WARRANTY" provisions of Exhibit H or any other rights or remedies available to CUSTOMER, whether at law or in equity.

19.      PRODUCT STANDARDIZATION

         During the term of this Agreement, SELLER shall comply with CUSTOMER's standardization policies, procedures and terms as set forth in Exhibit G.

*Confidential treatment will be requested.






                                                                               ,










21.      TRADEMARK LICENSE

         SELLER grants to CUSTOMER the nonexclusive right to use SELLER's trade names and trademarks in marketing SELLER's PRODUCT. CUSTOMER agrees to designate the PRODUCT properly and depict marks accurately.


                                       9                            CONFIDENTIAL

22.      INFRINGEMENT

         (a) SELLER agrees to indemnify, defend and hold harmless CUSTOMER and its Affiliates, shareholders, directors, officers, employees, contractors, agents and other representatives from all demands, claims, actions, causes of action, proceedings, assessments, losses, damages, liabilities, settlements, judgments, fines, penalties, interest, cost and expenses (including fees and disbursements of counsel) arising from or relating to any actual or alleged infringement or misappropriation of any patent, trademark, copyright, trade secret or any actual or alleged violation of any other intellectual property rights arising from or in connection with the PRODUCT provided or the services performed under this Agreement regardless of whether such PRODUCT or services form the entire basis or only a portion of the basis for such claims of infringement, misappropriation or violation. Notwithstanding anything to the contrary contained in this Agreement (including, but not limited to, Section 30, INDEMNIFICATION AND INSURANCE), the provisions of this Section 22.(a) shall govern the rights of CUSTOMER and its Affiliates, shareholders, directors, officers, employees, contractors, agents and other representatives to indemnification for claims of infringement, misappropriation or violation of intellectual property rights.

         (b)  Except for the negligence provisions, the procedures set forth in
              Section 30, INDEMNIFICATION AND INSURANCE, shall apply in the case of any claims of infringement, misappropriation or violation of intellectual property rights for which indemnification will be sought.

         (c) Additional INFRINGEMENT responsibilities and obligations for the manufacturer(s) of the PRODUCT(s) are contained in EXHIBIT H.

23.      CONFIDENTIAL INFORMATION

         (a) In order for the parties to perform their respective obligations under this Agreement, it may be necessary for either party to disclose to the other technical, customer, personnel and/or business information in written, graphic, oral or other tangible or intangible forms including, but not limited to, specifications, records, data, computer programs, drawings, schematics, know-how, notes, models, reports and samples. Such information may contain proprietary or confidential material, or material subject to applicable laws regarding secrecy of communications or trade secrets (Confidential Information).

         (b)  Each party acknowledges and agrees:

              (1) That all Confidential Information acquired by either party from the other shall be and shall remain the exclusive property of the disclosing party;

              (2) To identify in writing as confidential or proprietary, or mark as confidential or proprietary, any information that either party deems to be Confidential Information;



                                       10                           CONFIDENTIAL

              (3) That information that is disclosed orally shall not be considered Confidential Information unless it is reduced to writing or to a written summary that identifies the orally-disclosed topics to be considered as Confidential Information and such writing is provided to the recipient at the time of disclosure or within thirty (30) days thereafter.

              (4) To receive in confidence any Confidential Information; to limit access to such Confidential Information to authorized employees who have a need to know the Confidential Information in order for the party to perform its obligations under this Agreement and who have been informed of the confidential and proprietary nature; not to disclose, reveal or divulge any Confidential Information or authorize any other person to do so except (i) as specifically approved in writing by the disclosing party or
                     (ii) as required in connection with the due and proper performance by the receiving party of its obligations under this Agreement (which shall not be deemed to include disclosure to consultants, advisors or other third parties which are not full-time, regular employees of the receiving party);

              (5) To use such Confidential Information only for the purposes of performing their obligations under this Agreement and for such other purposes as may be agreed upon between the parties in writing;

              (6) If a receiving party receives a request to disclose any Confidential Information (whether pursuant to a valid and effective subpoena, an order issued by a court or other governmental authority of competent jurisdiction or otherwise) on advice of legal counsel that disclosure is required under applicable law, such party agrees that, prior to disclosing any Confidential Information, it shall
                     (i) notify the disclosing party of the existence and terms of such request or advice, (ii) cooperate with the disclosing party in taking legally available steps to resist or narrow any such request or to otherwise eliminate the need for such disclosure, if requested to do so by the disclosing party, and (iii) if disclosure is required, use its best efforts to obtain a protective order or other reliable assurance that confidential treatment will be afforded to such portion of the Confidential Information as is required to be disclosed;

              (7) Upon request of the disclosing party, to return all Confidential Information to such party, or to destroy any documents, computer media or records, in written, graphic, or other tangible form, that contain any Confidential Information;

              (8) That the obligations with respect to Confidential Information shall extend for a period of five (5) years following the date of initial disclosure of that Confidential Information, and such obligations shall extend beyond completion of the term of this Agreement; and

              (9) That nothing contained in this Section 23 shall be construed as a license or permission to make, use, or sell the Confidential Information or products derived therefrom.


                                       11                           CONFIDENTIAL

         (c) The obligations contained in this Section 23 do not apply to Confidential Information that:

              (1) As shown by reasonably documented proof, was in the receiving party's possession prior to receipt thereof from the disclosing party;

              (2) As shown by reasonably documented proof, was received by one party in good faith from a third party not subject to a confidential obligation to the other party;

              (3) Now is or later becomes publicly known through no breach of confidential obligation by the receiving party;

              (4) Is disclosed pursuant to a requirement imposed by a governmental agency or is otherwise required to be disclosed by operation of law, provided that the party receiving the request for the information has fully complied with its obligations under Section 23.(b)(6);

              (5) Was developed by the receiving party without the developing persons having access to any of the Confidential Information received from the other party;

              (6) Is authorized in writing by the disclosing party to be released or is designated in writing by the source as no longer being confidential or proprietary.

         (d)  It is agreed that a violation of any of the provisions of this
              Section 23 will cause irreparable harm and injury to the disclosing party and that party shall be entitled, in addition to any other rights and remedies it may have at law or in equity, to seek an injunction enjoining and restraining the receiving party from doing or continuing to do any such act and any other violations or threatened violations of this Section 23.

24.      PUBLICITY AND DISCLOSURE

         Each party agrees not to provide copies of this Agreement, or otherwise disclose the terms of this Agreement, to any third party without the prior written consent of the other party; provided, however, that CUSTOMER may, without obtaining SELLER's consent, provide copies or make disclosures to prospective purchasers of the business of CUSTOMER or of any AFFILIATE; or for the purpose of obtaining third party financing; and any regulatory or judicial body requesting such information. The parties further agree to submit to one another, for written approval, all advertising, sales promotion, press releases and other publicity matters relating to the PRODUCT furnished or the services performed pursuant to this Agreement, when its respective name or mark is mentioned or language from which the connection of said name or mark may be inferred or implied. The parties further agree not to publish or use such advertising, sales promotions, press releases, or publicity matters without such prior written approval. Any approval required under this Section shall not be unreasonably withheld or delayed by either party.


                                       12                           CONFIDENTIAL

25.      COMPLIANCE WITH LAWS

         (a) SELLER shall comply with the provisions of all applicable federal, state, county and local laws, ordinances, regulations and codes (including procurement of required permits or certificates) in manufacturing, assembling, selling and providing PRODUCT and in performing its other obligations under this Agreement, including, but not limited to, the standards promulgated under the Occupational Safety and Health Act, Executive Order 11246, as amended, Section 503 of the Vocational Rehabilitation Act of 1973, as amended, the Vietnam Era Veterans Readjustment Assistance Act of 1974, the Immigration Reform and Control Act of 1986, the Civil Rights Acts of 1964 and 1991, the Americans with Disabilities Act, the Age Discrimination in Employment Act, and all rules and regulations relative to these Acts and other applicable equal employment opportunity laws, rules and regulations, which are expressly incorporated herein by reference. Irrespective of whether a specification is furnished, if PRODUCT or containers furnished are required to be constructed, packaged, labeled, or registered in a prescribed manner, SELLER shall comply with applicable federal, state or local laws. SELLER shall indemnify CUSTOMER against all claims, loss or damage sustained because of its noncompliance.

         (b) If any persons furnished under the Agreement by SELLER have a disability as defined in the Americans with Disabilities Act, 42 U.S.C.A. 12101 et seq. (the ADA), SELLER shall, where required by Title I of the ADA and at its sole expense, provide "reasonable accommodations" that may be required under Title I of the ADA including, but not limited to, "auxiliary aids and services" to make aural, visual materials or interpreters available to individuals furnished by SELLER with impairments so that such individuals are able to perform the essential functions of the job they are contracted to perform. SELLER further agrees to indemnify and defend CUSTOMER for any losses, fines, reasonable attorney fees, or other penalties that may be incurred or assessed upon CUSTOMER due to SELLER's failure to comply with the provisions of the Title I of the ADA with respect to the persons furnished by SELLER.

         (c) PRODUCT furnished shall comply, to the extent applicable, with the requirements of the Federal Communications Commission's Rules and Regulations, as may be amended, including those sections concerning the labeling of such PRODUCT and the suppression of radiation to specified levels. If the PRODUCT generates interference harmful to radio communications, and such PRODUCT was installed in accordance with such Rules and Regulations, then SELLER shall provide to CUSTOMER methods for suppressing the interference. If the interference cannot be reasonably suppressed, SELLER shall accept return of the PRODUCT, refund to CUSTOMER the price paid for the PRODUCT and bear all expenses for removal and shipment of such PRODUCT. Nothing herein shall be deemed to diminish or otherwise limit SELLER's obligations under the "WARRANTY" PROVISIONS of Exhibit H herein or any other rights or remedies available to CUSTOMER, whether at law or in equity.


                                       13                           CONFIDENTIAL

26.      FORCE MAJEURE

         (a) Neither party shall be responsible for any delay or failure in performance of any part of this Agreement to the extent that such delay or failure is caused by fire, flood, explosion, war, embargo, government requirement, civil or military authority, acts of God, strikes, slowdowns, picketing, boycotts, or any other circumstances beyond its reasonable control and not involving any fault or negligence of the party affected (Condition). If any such Condition occurs, the party delayed or unable to perform shall promptly give written notice to the other party and, if such Condition remains at the end of thirty (30) days, the party affected by the other's delay or inability to perform may elect to
              (i) terminate such purchase order or part thereof, or (ii) suspend such purchase order for the duration of the Condition, and if CUSTOMER is the suspending party, buy elsewhere comparable material to be sold under such purchase order, and apply to any commitment the purchase price of such purchase, and resume performance of such purchase order once the Condition ceases, with an option in the affected party to extend the period of this Agreement up to the length of time the Condition endured.

         (b) Unless written notice is given within thirty (30) days after the affected party is notified of the Condition, (a)(ii) above shall be deemed selected.

27.      ASSIGNMENT

         (a) The rights and obligations of the parties shall neither be assigned nor delegated without the prior written consent of the other party. However, any party may assign or delegate its respective rights and obligations, in whole or in part, to any parent, subsidiary or affiliate of that party that was such a parent, subsidiary or affiliate at the time of execution of this Agreement; provided that the assigning party gives the other thirty (30) days' prior written notice and the assignee agrees to be bound by the terms of this Agreement.

         (b) The limitation on assignment does not apply to an assignment confined solely to monies due or to become due under this Agreement, provided the party is given thirty (30) days' prior written notice of such assignment. An assignment of monies shall be void to the extent that it attempts to impose upon the party obligations to the assignee in addition to the payment of such monies, or to preclude the party from dealing solely and directly with the other in all matters, including negotiation of amendments or settlement of amounts due, or it gives rise to any additional rights or defenses available to the assignee that were not available to the other party.

         (c) If CUSTOMER sells, exchanges or otherwise disposes of all or a portion of the assets of, or CUSTOMER's interest in, any business unit in which PRODUCT are used, then CUSTOMER shall have the right, upon written notice to SELLER, to assign to such third party all licenses and rights granted under this Agreement with respect to such PRODUCT; provided that the third party agrees to be bound by all obligations of CUSTOMER to SELLER that pertain to the PRODUCT.


                                       14                           CONFIDENTIAL

         (d) CUSTOMER may assign to a leasing company CUSTOMER's right to purchase PRODUCT under the terms and conditions of this Agreement for CUSTOMER's internal use.

28.      TAXES

         CUSTOMER shall be liable for and shall reimburse SELLER for payments of Federal Manufacturers' and Retailers' Excise Taxes and state and local sales and use taxes, as applicable, with respect to transactions under this Agreement. Taxes payable by CUSTOMER shall be separately stated in SELLER's invoices and shall not be included in SELLER's prices. CUSTOMER shall not be liable for any tax for which a valid exemption certificate acceptable to the applicable state or local taxing authorities is furnished by CUSTOMER to SELLER. CUSTOMER's purchase order may provide SELLER additional tax instruction as allowed by law including, but not limited to, CUSTOMER's accrual and payment of taxes and/or special jurisdictional exemptions.

29.      PLANT AND WORK RULES AND RIGHT OF ACCESS

         (a) The respective agents and employees of the parties, while on the premises of the other, shall comply with all plant rules, regulations and reasonable company standards for security, including (when required by U. S. government regulations) submission of satisfactory clearance from U. S. Department of Defense and other federal authorities concerned.

         (b) Each party shall permit reasonable access during normal working hours to its facilities in connection with the work. No charge shall be made for such visits. Reasonable prior notice shall be given when access is required.

         (c) If SELLER is given access, whether on-site or through remote facilities, to any CUSTOMER computer or electronic data storage system in order for SELLER to accomplish the work called for in this Agreement, SELLER shall limit such access and use solely to perform work within the scope of this Agreement and shall not access or attempt to access any computer system, electronic file, Software or other electronic services other than those specifically required to accomplish the work required under this Agreement. SELLER shall limit such access to those of its employees whom CUSTOMER has authorized in writing to have such access in connection with this Agreement, and shall strictly follow all CUSTOMER's security rules and procedures for use of CUSTOMER's electronic resources. All user identification numbers and passwords disclosed to SELLER and any information obtained by SELLER as a result of SELLER's access to and use of CUSTOMER's computer and electronic data storage systems shall be deemed to be, and shall be treated as, CUSTOMER Confidential Information under applicable provisions of this Agreement. SELLER agrees to cooperate with CUSTOMER in the investigation of any apparent unauthorized access by SELLER to CUSTOMER's computer or electronic data storage systems or unauthorized release of Confidential Information by SELLER.


                                       15                           CONFIDENTIAL

30.      INDEMNIFICATION AND INSURANCE

         (a) SELLER shall indemnify, defend, and hold harmless CUSTOMER and its affiliates, officers, agents, and employees, from all claims, suits, actions, demands, damages, liabilities, expenses (including fees and disbursements of counsel), judgments, settlements and penalties of every kind based on (i) personal injury, death, or property damage to the extent any of the foregoing is proximately caused by either any defective PRODUCT provided by SELLER, its officers, employees, subcontractors or agents, or by the negligent or willful acts or omissions of SELLER, its officers, employees, subcontractors or agents, or (ii) strict liability in tort or products liability of any other kind in connection with any PRODUCT provided by SELLER, its officers, employees, subcontractors or agents or the use, resale or distribution of any such PRODUCT by CUSTOMER. The foregoing indemnity, to the extent permitted by law, shall apply in the case of all claims that arise from the negligence, misconduct or other fault of CUSTOMER, provided, however, that if a claim is the result of the joint negligence, joint misconduct, or joint fault of SELLER and CUSTOMER, the amount of the claim for which CUSTOMER is entitled to indemnification shall be limited to that portion of such claim that is attributable to the negligence, misconduct or other fault of SELLER. The obligations of this provision are in addition to SELLER obligation to provide insurance and shall not be limited by any limitation on the amount or type of damages, compensation or benefits payable by SELLER under the Worker's Compensation Acts, Longshoremen and Harborworker's Act, Disability Benefits Act or any other employee benefit act.

         (b) CUSTOMER shall promptly notify SELLER in writing of any suits, claims or demands covered by this indemnity. Promptly after receipt of such notice, SELLER shall assume the defense of such claim with counsel reasonably satisfactory to CUSTOMER. If SELLER fails, within a reasonable time after receipt of such notice, to assume the defense with counsel reasonably satisfactory to CUSTOMER, or if, in the reasonable judgment of CUSTOMER, a direct or indirect conflict of interest exists between the parties with respect to the claim, or if in the sole judgment of CUSTOMER the assumption and conduct of the defense by SELLER would materially and adversely affect CUSTOMER in any manner or prejudice its ability to conduct a successful defense, then CUSTOMER shall have the right to undertake the defense, compromise and settlement of such claim for the account and at the expense of SELLER. Notwithstanding the above, if CUSTOMER in its sole discretion so elects, CUSTOMER may also participate in the defense of such actions by employing counsel at its expense, without waiving SELLER's obligations to indemnify or defend. SELLER shall not settle or compromise any claim or consent to the entry of any judgment without the prior written consent of CUSTOMER and without an unconditional release of all liability by each claimant or plaintiff to CUSTOMER.

         (c) SELLER agrees to maintain during the term all insurance or bonds required by law or this Agreement, including, but not limited to
              (i) Worker's Compensation and related insurance as prescribed by the law of the state in which SELLER's services are performed or PRODUCT are delivered; (ii) employer's liability insurance with limits of at least one million dollars ($1,000,000) for each occurrence, and (iii) comprehensive general liability insurance including products liability, and, if the use


                                       16                           CONFIDENTIAL
              of motor vehicles is required, comprehensive motor vehicle liability insurance, each with limits of at least two million dollars ($2,000,000) for combined single limit for bodily injury, including death, and/or property damage. SELLER shall cause CUSTOMER to be included as an additional insured under said policies (as "GTE Corporation and its affiliates and subsidiaries") and CUSTOMER's coverage under such policies shall be primary. SELLER shall waive its rights of subrogation against CUSTOMER for Workers' Compensation claims. SELLER shall, prior to rendering such services, furnish certificates or evidence of the foregoing insurance indicating the amount and nature of such coverage, the expiration date of each policy, and stating that no material change or cancellation of any such policy shall be effective unless thirty (30) days' prior written notice is given to CUSTOMER.

         (d) Additional INDEMNIFICATION AND INSURANCE responsibilities and obligations for the manufacturer(s) of the PRODUCT(s) are contained in EXHIBIT H.

31.      RELATIONSHIP OF PARTIES

         In providing any services under this Agreement, SELLER is acting solely as an independent contractor and not as an agent of any other party. Persons furnished by the respective parties shall be solely the employees or agents of such parties, respectively, and shall be under the sole and exclusive direction and control of such parties. They shall not be considered employees of the other party for any purpose. Each party shall be responsible for compliance with all laws, rules and regulations involving its respective employees or agents, including (but not limited to) employment of labor, hours of labor, health and safety, working conditions and payment of wages. Each party shall also be responsible, respectively, for payment of taxes, including federal, state, and municipal taxes, chargeable or assessed with respect to its employees or agents, such as social security, unemployment, worker's compensation, disability insurance and federal and state income tax withholding. Neither party undertakes by this Agreement or otherwise to perform or discharge any liability or obligation of the other party, whether regulatory or contractual, or to assume any responsibility whatsoever for the conduct of the business or operations of the other party. Nothing contained in this Agreement is intended to give rise to a partnership or joint venture between the parties or to impose upon the parties any of the duties or responsibilities of partners or joint venturers.

32.      TOXIC SUBSTANCES AND HAZARDOUS PRODUCT

         SELLER represents that each PRODUCT furnished by SELLER is safe for normal use, is nontoxic, presents no abnormal hazards to persons or the environment, and may be disposed of as normal refuse.

33.      TERMINATION

         (a) CUSTOMER may terminate this Agreement without cause, effective immediately, upon written notice to SELLER. Termination shall not affect any purchase order placed, any subordinate agreement executed prior to the date of termination, or any fully paid up license granted to CUSTOMER. Upon termination of this Agreement without cause, CUSTOMER shall not be liable to SELLER, either for compensation or for damages of any kind or character whatsoever, whether on account of the loss


                                       17                           CONFIDENTIAL
              by SELLER of present or prospective profits on sales or anticipated sales, or expenditures, investments or commitments made in connection with the establishment, development or maintenance of SELLER's business, or on account of any other cause or thing whatsoever. The termination shall not prejudice the rights or liabilities of the parties with respect to PRODUCT sold, or any indebtedness then owing by either party to the other.

         (b) Either party may terminate this Agreement, effective immediately, without liability for said termination, upon written notice to the other party, if any of the following events occur.

              (1)    The other files a voluntary petition in bankruptcy;

              (2)    The other is adjudged bankrupt;

              (3) A court assumes jurisdiction of the assets of the other under a federal reorganization act;

              (4) A trustee or receiver is appointed by a court for all or a substantial portion of the assets of the other;

              (5)    The other becomes insolvent or suspends its business;

              (6) The other makes an assignment of its assets for the benefit of its creditors, except as required in the ordinary course of business; or

              (7) The identity of the other's business is materially changed by sale of its business, transfer of control of its outstanding stock, merger or otherwise.

         (c) Either party may terminate this Agreement for a material breach or default of any of the terms, conditions or covenants of this Agreement by the other, provided that such termination may be made only following the expiration of a thirty (30) day period during which the other party has failed to cure such breach after having been given written notice of such breach. This subsection shall not apply to CUSTOMER's cancellations or SELLER's revocations under Section 7, PURCHASE ORDERS; CANCELLATION OF PURCHASE ORDERS; REVOCATION OF ACKNOWLEDGEMENT.

34.      DISPUTE RESOLUTION

         (a) The parties desire to resolve certain dispute, controversies and claims arising out of this Agreement without litigation. Accordingly, except in the case of (i) a dispute, controversy or claim relating to a breach or alleged breach on the part of either party of the provisions of Section 23, CONFIDENTIAL INFORMATION,
              (ii) a suit, action or proceeding to compel SELLER to comply with its obligations to indemnify CUSTOMER pursuant to this Agreement or (iii) a suit, action or proceeding to compel either party to comply with the dispute resolution procedures set forth in this
              Section 34, the parties agree to use the following alternative procedure as their sole remedy with respect to any dispute, controversy or claim arising out of or relating


                                       18                           CONFIDENTIAL
              to this Agreement or its breach. The term "Arbitrable Dispute" means any dispute, controversy or claim to be resolved in accordance with the dispute resolution procedure specified in this
              Section 34.

         (b) At the written request of a party, each party shall appoint a knowledgeable, responsible representative to meet and negotiate in good faith to resolve any Arbitrable Dispute arising under this Agreement. The parties intend that these negotiations be conducted by nonlawyer, business representatives. The discussions shall be left to the discretion of the representatives. Upon agreement, the representatives may utilize other alternative dispute resolution procedures such as mediation to assist in the negotiations. Discussions and correspondence among the representatives for purposes of these negotiations shall be treated as confidential information developed for purposes of settlement, shall be exempt from discovery and production, and shall not be admissible in the arbitration described below or in any lawsuit without the concurrence of all parties. Documents identified in or provided with such communications, which are not prepared for purposes of the negotiations, are not so exempted and may, if otherwise admissible, be admitted in evidence in the arbitration or lawsuit.

         (c) If the negotiations do not resolve the Arbitrable Dispute within sixty (60) days of the initial written request, the Arbitrable Dispute shall be submitted to binding arbitration by a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association. A party may demand such arbitration in accordance with the procedures set out in those rules. Discovery shall be controlled by the arbitrator and shall be permitted to the extent set out in this Section. Each party may submit in writing to a party, and that party shall so respond, to a maximum of any combination of thirty-five (35) (none of which may have subparts) of the following: interrogatories, demands to produce documents and requests for admission. Each party is also entitled to take the oral deposition of one (1) individual or another party. Additional discovery may be permitted upon mutual agreement of the parties. The arbitration hearing shall be commenced within sixty (60) days of the demand for arbitration and the arbitration shall be held in Dallas, Texas. The arbitrator shall control the scheduling so as to process the matter expeditiously. The parties may submit written briefs. The arbitrator shall rule on the Arbitrable Dispute by issuing a written opinion within thirty (30) days after the close of hearings. The times specified in this Section may be extended upon mutual agreement of the parties or by the arbitrator upon a showing of good cause. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction.

         (d) Each party shall bear its own cost of these procedures. A party seeking discovery shall reimburse the responding party the cost of production of documents (to include search time and reproduction time costs). The parties shall equally share the fees of the arbitration and the arbitrator.

35.      NOTICES

         Except as otherwise provided herein, any notice or demand given under the terms of this Agreement or pursuant to statute shall be in writing and shall be given or made by telegram, facsimile transmission, certified or registered mail, express mail or other overnight


                                       19                           CONFIDENTIAL
         delivery service or hand delivery, proper postage or other charges paid and addressed or directed to the respective parties as follows:

                                  To CUSTOMER:

         GTE Supply 700 Hidden Ridge Irving, Texas 75038 Attention: Senior Contract Manager-Contract Management (HQW03N73)

         GTE Supply 700 Hidden Ridge Irving, Texas 75038 Attention: Assistant Vice President-Contract Management (HQW03L61)

         and

         GTE Service Corporation 500 E. John Carpenter FWY Irving, Texas 75062
         Attention: Director-Standardization Testing and Technology (HQB08A50)

         and

         GTE Supply 5615 High Point Drive PO Box 169001 Irving, Texas 75016-9001
         Attention: Department Manager-Vendor Administration (HQA07B04)

                                   To SELLER:

         World Wide Technology, Inc. 127 East Weldon Parkway St. Louis, Missouri 63043-3101 Attention: Tom Van Horn-Manager

         The address for notice set out above may be changed at any time by giving thirty (30) days' prior written notice.

36.      LABOR SERVICES

         Should SELLER wish to be employed by CUSTOMER and CUSTOMER wish to employ SELLER to perform certain work in connection with the functions of engineering, construction, installation, or maintenance of equipment and/or facilities, SELLER shall enter into a General Agreement for Engineering, Construction, Installation, or Maintenance to Telephone Plant (the "General Agreement") with the telephone company affiliates of CUSTOMER to set forth the mutual rights and obligations of the parties and the manner in


                                       20                           CONFIDENTIAL
         which such work shall be performed. A copy of CUSTOMER's then current version of the General Agreement shall be provided to SELLER upon request.

37.      NONWAIVER

         Either party's failure to enforce any of the provisions of this Agreement or any purchase order, or to exercise any option, shall not be construed as a waiver of such provisions, rights, or options, or affect the validity of this Agreement or any purchase order.

38.      SEVERABILITY

         In any of the provisions of this Agreement shall be invalid or unenforceable, then such invalidity or unenforceability shall not invalidate or render unenforceable the entire Agreement. The entire Agreement shall be construed as if not containing the particular invalid or unenforceable provision or provisions, and the rights and obligations of SELLER and CUSTOMER shall be construed and enforced accordingly.

39.      SECTION HEADINGS

         The headings of the sections are inserted for convenience only and are not intended to affect the meaning or interpretation of this Agreement.

40.      SURVIVAL OF OBLIGATIONS

         The respective obligations of the parties under this Agreement that by their nature would continue beyond the termination, cancellation or expiration, shall survive any termination, cancellation or expiration, including, but not limited to, obligations to indemnify, insure and maintain confidentiality, and continued availability of PRODUCT support.

41.      CHOICE OF LAW AND JURISDICTION

         The construction, interpretation and performance of this Agreement shall be governed by and construed in accordance with the laws of the state of Texas without regard to any conflicts of law principles that would require the application of the laws of any other jurisdiction and subject to the exclusive jurisdiction of its federal or state courts in Dallas County, Texas. The application of the U. N. Convention on Contracts for the International Sale of Goods is specifically excluded from this Agreement.

42.      ENTIRE AGREEMENT

         This Agreement together with its exhibits constitutes the entire agreement between the parties and cancels all contemporaneous or prior agreements, whether written or oral, with respect to the subject matter of this Agreement. Except as provided in Sections 14, PRECEDENCE OF DOCUMENTS, and Section 7, PURCHASE ORDERS; CANCELLATION OF PURCHASE ORDERS; REVOCATION OF ACKNOWLEDGEMENT, no modifications shall be made to this Agreement unless in writing and signed by appropriate representatives of the parties.


                                       21                           CONFIDENTIAL

Each party represents that it has executed this Agreement through its authorized corporate representative:

WORLD WIDE TECHNOLOGY, INC.            GTE COMMUNICATION SYSTEMS
                                       CORPORATION


By: /s/ David L. Steward               By:  /s/ M. R. Redmond
   --------------------------------         ------------------------------------
Name:  David L. Steward                Name:  M. R. Redmond
       ----------------------------
Title: President                       Title: Assistant Vice President-Contract
       ----------------------------           Management

Date:  11-26-97                        Date: 11/25/97
       ----------------------------          -----------------------------------


                                         APPROVED AS TO FORM AND LEGALITY
                                         /s/ J. R. Seastrom
                                         ---------------------------------------
                                             Attorney, GTE Telephone Operations
                                         Date: 11-25-97
                                              ----------------------------------


                                       22                           CONFIDENTIAL

                                    EXHIBIT A

                             GTE AFFILIATED ENTITIES




















                                                                    CONFIDENTIAL

                                   EXHIBIT A

                            GTE AFFILIATED ENTITIES



GTE Alaska Incorporated
GTE Arkansas Incorporated
GTE California Incorporated
     Contel Advanced Systems, Inc.
GTE Florida Incorporated
     GTE Communications Corporation
     GTE Funding Incorporated
GTE Hawaiian Telephone Company Incorporated
     GTE Hawaiian Tel Insurance Company Incorporated
     GTE Hawaiian Tel International Incorporated
     The Micronesian Telecommunications Corporation
          GTE Pacifica Incorporated
GTE Midwest Incorporated
GTE North Incorporated
     GTW Telephone Systems Incorporated
GTE Northwest Incorporated
     GTE West Coast Incorporated
GTE South Incorporated
GTE Southwest Incorporated
Contel of Minnesota, Inc. d/b/a GTE Minnesota
Contel of the South, Inc. d/b/a GTE Systems of the South
Contel Service Corporation
Continental Telephone Business Systems, Inc.

GTE Anglo Holding Company Incorporated
     La Compagnie de Telephone Anglo-Canadienne/Anglo-Canadian Telephone Company
         BC TELECOM Inc.
         Quebec-Telephone
GTE London Limited (England)

GTE Holdings (Canada) Limited
     Compania Dominicana de Telefonos, C. por A. (Codetel)

GTE International Telephone Incorporated
     Codetel Computer Graphics Holdings B.V. (Netherlands)
     Informatica y Telecommunicaciones, C. por A. (Dominican Republic)

GTE International Telecommunications Incorporated
     GTE do Brasil Limitada
     GTE PCS International Incorporated
     GTE Venezuela Incorporated
         VenWorld Telecom, C.A. (Venezuela)

GTE Investments Incorporated


                                                                    CONFIDENTIAL

                                   EXHIBIT A

                            GTE AFFILIATED ENTITIES

GTE Customer Networks, Inc.

GTE Data Services Incorporated
GTE Data Services Holdings Mexico, S. de R.L. de C.V.
     GTE Data Services-Mexico, S.A. de C.V.
     GTEDS Data Services-Mexico, S.A. de C.V.
     GTE Data Services International Incorporated

GTE Intelligent Network Services Incorporated

GTE Main Street Incorporated

GTE Media Ventures Incorporated
     T. L. Robak, Inc.
     Apollo Cablevision, Inc.
Contel Vision, Inc.

GTE Professional Services Incorporated

GTE Vantage Incorporated


                                                                    CONFIDENTIAL

                                   EXHIBIT A

                            GTE AFFILIATED ENTITIES

GTE Mobile Communications Incorporated
     GTE Mobile Communications Service Corporation
     GTE Mobile Communications International Incorporated
     GTE Macro Communications Corporation

     GTE Mobilnet of Asheville Incorporated
     GTE Mobilnet of Danville Incorporated
     GTE Mobilnet of Eastern North Carolina Incorporated
     GTE Mobilnet of Fayetteville Incorporated
     GTE Mobilnet of Florence, South Carolina Incorporated
     GTE Mobilnet of North Carolina Incorporated
     GTE Mobilnet of Raleigh Incorporated
     GTE Mobilnet of South Carolina Incorporated
     GTE Mobilnet of the Southeast Incorporated
     Tuscaloosa/Florence Holdings, Inc.

     GTE Airfone Incorporated

GTE Mobilnet Incorporated
     GTE Cellular Communications Corporation
     GTE Mobilnet of Cleveland Incorporated
     GTE Mobilnet of Indianapolis Incorporated
     GTE Wireless of the Pacific Incorporated
     GTE Mobilnet of Tampa Incorporated
     GTE Mobilnet Sales Corp.
     GTE Mobilnet Service Corp.




                                                                    CONFIDENTIAL

                                   EXHIBIT A

                            GTE AFFILIATED ENTITIES

Contel Cellular Inc.
     Contel Cellular International, Inc.

     GTE Mobilnet Holding Incorporated
         GTE Mobilnet of Alabama Incorporated
         GTE Mobilnet of Birmingham Incorporated
         GTE Mobilnet of Chattanooga Incorporated
         GTE Mobilnet of Chattanooga II Incorporated
         GTE Mobilnet of Clarksville Incorporated
         GTE Mobilnet of Gadsden Incorporated
         GTE Mobilnet of Kentucky Incorporated
         GTE Mobilnet of Knoxville Incorporated
         GTE Mobilnet of Memphis Incorporated
         GTE Mobilnet of Memphis II Incorporated
         GTE Mobilnet of Nashville Incorporated
         GTE Mobilnet of Tennessee Incorporated

     GTE Mobilnet of Central California Incorporated
     GTE Mobilnet of Davenport Incorporated
     GTE Mobilnet of Huntsville Incorporated
     GTE Mobilnet of Illinois Funding Incorporated
     GTE Mobilnet of Illinois Incorporated
     GTE Mobilnet of Indiana Incorporated
     GTE Mobilnet of Richmond Incorporated
     GTE Mobilnet of San Diego Incorporated
     GTE Mobilnet of the South Incorporated
     GTE Mobilnet of the Southwest Incorporated



                                                                    CONFIDENTIAL

                                   EXHIBIT A

                            GTE AFFILIATED ENTITIES

GTE Information Services Incorporated
     General Telephone Directory Company C. por A.
     GTE Card Services Incorporated
     GTE Directories (Belgium) Limited
     GTE Directories (B) SDN.BHD (Brunei)
     GTE Directories Corporation
     GTEDS GmbH
     GTE Directories (HK) Limited (Hong Kong)
     GTE Government Information Services Incorporated
     GTE Information Services (UK) Limited (England)
     GTE New Media Services Incorporated
     GTE Telecommunications Services Incorporated
     GTE Yellow Pages Publishing Hungary Kft

Contel Federal Systems, Inc.
     GTE Government Systems Corporation
     GTE Telecom Incorporated
     GTE Telecom International Incorporated
     GTE Telecom International Systems Corporation

GTE China Incorporated

GTE Communications Services Incorporated

GTE Leasing Corporation
     GTE Leasing Acceptance Corporation
     Kalama Grain Terminal, Inc.

GTE Products of Connecticut Corporation
     GTE Communication Systems Corporation (GTE Supply)

     GTE Laboratories Incorporated

     GTE Operations Support Incorporated

     Televac, Inc.




                                                                    CONFIDENTIAL

                                   EXHIBIT A

                            GTE AFFILIATED ENTITIES

GTE Transfer Corporation

GTE Service Corporation
GTE Finance Corporation
GTE Investment Management Corporation
GTE Massachusetts Incorporated
GTE Realty Corporation
     GTE Realty Corporation of Connecticut
     GTER Incorporated
     GTE-TCCA, Inc.
GTE Reinsurance Company Limited (Vermont)
     GTE Life Insurance Company Limited (Bermuda)
GTE Reinsurance Management Limited (Bermuda)
GTE Shareholder Services Incorporated
GTE Visnet Incorporated



                                                                    CONFIDENTIAL

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                                                                    CONFIDENTIAL

*Confidential treatment will be requested.



























                                                                    CONFIDENTIAL
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World Wide Technology, Inc. Confidential          FLM-                    Page 2

Agreement No. C971312BC002

*Confidential treatment will be requested.






































































































































World Wide Technology, Inc. Confidential                     Page 3

Agreement No. 7132BC002
09/30/97

*Confidential treatment will be requested.

















































World Wide Technology, Inc. Confidential                                  Page 4

Agreement No. 7132BC002
09/30/97

*Confidential treatment will be requested.































































World Wide Technology, Inc. Confidential                                  Page 5

Agreement No. 7132BC002
09/30/97

*Confidential treatment will be requested.























World Wide Technology, Inc. Confidential                                  Page 6

*Confidential treatment will be requested.

Agreement No. C971312BC002
9/30/97








































































































World Wide Technology, Inc. Confidential                                  Page 1

Agreement No. C971312BC002                                                Page 2
9/30/97

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World Wide Technology, Inc. Confidential                                  Page 2

Agreement No. C971312BC002
9/30/97















































                   * Confidential treatment will be requested

Agreement No. C971312BC002
9/30/97

* Confidential treatment will be requested

Agreement No. C971312BC002
9/30/97

* Confidential treatment will be requested

Agreement No. C971312BC002
9/30/97

* Confidential treatment will be requested

Agreement No. C971312BC002                                               Page 7
9/30/97

* Confidential treatment will be requested












































WORLD WIDE TECHNOLOGY, INC. CONFIDENTIAL                                  Page 7

Agreement No. C9      C002
09/30/97

                   * Confidential treatment will be requested






















































World Wide Technology, Inc. Confidential                                  Page 1

                   * Confidential treatment will be requested

                   * Confidential treatment will be requested

















































World Wide Technology, Inc. Confidential                                  Page 1

Agreement No. C971312BC002                                                Page 7
9/30/97

* Confidential treatment will be requested
















































WORLD WIDE TECHNOLOGY, INC. CONFIDENTIAL                                  Page 7

Agreement No. C971312BC002                                                Page 8
9/30/97

* Confidential treatment will be requested









































WORLD WIDE TECHNOLOGY, INC. CONFIDENTIAL                                  Page 8

Agreement No. C971312BC002                                                Page 9

9/30/97





















                   *Confidential treatment will be requested




































WORLD WIDE TECHNOLOGY, INC. CONFIDENTIAL                                  Page 9

                                    EXHIBIT D

                               EDI PURCHASE ORDERS






















                                                                    CONFIDENTIAL

                                    EXHIBIT D

                               EDI PURCHASE ORDERS


1. At CUSTOMER's option, the parties agree to develop an Electronic Data Interchange (EDI) for the electronic communication of purchase orders, acknowledgments, subsequent invoicing or other data (DOCUMENTS). All exchanged DOCUMENTS shall be channeled through one or more Third Party Networks (TPNs) by one party to the other. Each party will arrange and pay its own expenses for the transmission of electronic DOCUMENTS. Either party may change its TPNs with thirty (30) days' prior written notice to the other. Each party agrees to provide the other access codes necessary to establish connections. Each party shall adopt reasonable security procedures to ensure that (i) DOCUMENTS transmitted electronically are authorized; (ii) its business records and data are protected from improper use; and (iii) the security of access codes and electronic identification codes is maintained. Prior to the performance of any new transmission of DOCUMENTS under this Agreement, SELLER agrees to review and then perform, to the best of its capabilities, in accordance with the instructions provided in CUSTOMER's Implementation Guidelines. As determined by CUSTOMER and SELLER, there may be a period during which the parties test and resolve any operations issues.

2. At the option of the sending party and if the sending party has the capacity to receive acknowledgements electronically, then, upon receipt of a DOCUMENT, the receiving party shall promptly issue an acknowledgement to the sending party solely for the purpose of acknowledgeing receipt of the DOCUMENT. Otherwise, the receiving party shall provide written acknowledgements to the sending party. If any transmitted DOCUMENT is received in an unintelligible or garbled form, the receiving party shall promptly notify the sending party (if identifiable from the received DOCUMENT) in a reasonable manner. In the absence of such notice, the sending party's records of contents of such DOCUMENT shall control.

3. For Electronic Funds Transfer (EFT), CUSTOMER agrees to electronically transfer funds, as appropriate, to the financial institution and bank account, number shown in Attachment A to this Exhibit D, as the same may be modified from time to time by SELLER upon notice to CUSTOMER within fourteen (14) days of the effective date of such modification. CUSTOMER will make payments in accordance with the National Automated Clearing House Associations (NACHA) Corporation Trading Rules. CUSTOMER's process is governed by and in accordance with Article 4A of the Uniform Commercial Code. CUSTOMER will not be responsible for any loss that may arise by reason of error, mistake or fraud regarding SELLER's information provided in Attachment A. Further, CUSTOMER will be responsible for loss of data only when it is due to the sole negligence of CUSTOMER or its originating bank.

4. The parties agree that a DOCUMENT properly transmitted electronically, including a party's identification, shall be the same as a signed writing, created in the ordinary course of the sending party's business, at or near the time of the events recorded, and transmitted by a person with knowledge of the events. When the DOCUMENT is printed from the electronic records, the DOCUMENT shall be considered an original document. Neither party shall contest the validity of the DOCUMENT on the grounds that it fails to meet the common law

                                      D-1
                                                                    CONFIDENTIAL

5. statute of frauds or the statute of frauds found in Section 2-201 of the Uniform Commercial Code, that it fails to meet the business records exception to the hearsay rule or that it fails the best evidence rule because it is not an original document.

6. For matters pertaining to the technical administration of EDI transactions, the parties shall contact the individuals listed below:

        CUSTOMER:                             SELLER:
        Kent Ashton                           Ribindar Subbian
        MC:  HQA03P03                         127 E Weldon Parkway
        P.O. Box 169001                       St. Louis, Missouri 63043-3101
        Irving, Texas 75016-9001              314/919-1475
        972/751-4342



                                      D-2
                                                                    CONFIDENTIAL

                                  ATTACHMENT A

                                 EFT INFORMATION
























                                                                    CONFIDENTIAL

                                 EFT INFORMATION



SELLER'S COMPANY

NAME:                                                World Wide Technology, Inc.

ADDRESS:                                             127 Weldon Parkway
                                                     St. Louis, MO 63043

EFT CONTACT NAME:                                    Angie Densmore

EFT CONTACT TELEPHONE NO:                            314/919-1469

EFT PAYMENTS EXTENDED BY:                            Five (5) days
(EFT payment days will be added to existing payment due dates to neutralize check float.)

REMITTANCE METHOD (Please check one of the following):
           EDI ANSI 820 sent to SELLER's bank with payment
       ---
        XX EDI ANSI 820 sent to SELLER's company's EDI mailbox
       ---
           Fax remittance to (  )-    -
       ---                    --- ---- -----
           Paper remittance sent to existing remittance address
       ---


SELLER'S FINANCIAL INSTITUTION

BANK NAME:                                      [*Confidential treatment will
                                                be requested]


ADDRESS:                                        [*Confidential treatment will
                                                be requested]


BANK CALLING OFFICE:

BANK CONTACT TELEPHONE NO:

BANK TRANSIT ROUTING NO:                        [*Confidential treatment will
                                                be requested]


                                                                    CONFIDENTIAL

                                 EFT INFORMATION


SELLER'S EFT BANK ACCOUNT NO
TO RECEIVE PAYMENTS:                [* Confidential treatment will be requested]

BANK ACCOUNT NAME:                  [* Confidential treatment will be requested]

ACH FORMAT SELLER'S BANK
ACCEPTS (CTX OR CCD+):              [* Confidential treatment will be requested]

COMBINE EFT REMITTANCE
WITH ACH:                                       NO  (Yes/No)

SELLER's Financial Institution should be consulted since EFT transmission formats are influenced by SELLER's bank capability to receive electronic payments.


The above EFT payment instructions are authorized, and the terms and condition stated in this Agreement Number C971312BC002 are accepted by:


--------------------                        --------------------
Signature                                   Date


--------------------                        --------------------
Printed Name                                Company Title


                                                                    CONFIDENTIAL

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                    Confidential treatment will be requested




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


                                    EXHIBIT F

                            PRODUCT DELIVERY INTERVAL



                                      E-14                          CONFIDENTIAL

                                    EXHIBIT F

                            PRODUCT DELIVERY INTERVAL

SELLER shall ship according to the following time frames. Time shall start after receipt of order. Days shall be working days excluding Saturday, Sunday and Holidays (New Years Day, Martin Luther King Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Friday after Thanksgiving, Christmas Eve and Christmas Day).

Standard Fujitsu Plug-in Kits                        5 (five) days
Standard Fujitsu Rack Systems                        7 (seven) days
Custom Fujitsu Rack Configurations                   14 (fourteen) days*
Standard Fujitsu Cabinet Configurations              7 (seven) days
Custom Fujitsu Cabinet Configurations                14 (fourteen) days*

* Custom rack and cabinet configurations will have been approved by CUSTOMER's Standardization organization and SELLER will have completed the required product engineering before purchase order is issued.




                                      F-1                           CONFIDENTIAL

                                    EXHIBIT G

                 STANDARDIZATION POLICIES, PROCEDURES AND TERMS



                                      E-1                           CONFIDENTIAL

                                    EXHIBIT G

                 STANDARDIZATION POLICIES, PROCEDURES AND TERMS

                                TABLE OF CONTENTS


                                                                     PAGE
                                                                     ----


1.       STANDARDIZATION POLICY.......................................1

2.       PRODUCT EVALUATION FUNDING...................................1

3.       TECHNOLOGICAL OR SPECIFICATION CHANGE/
         PRODUCT DELETION/SUBSTITUTION................................2

4.       UNSATISFACTORY CONDITION SITUATIONS..........................2

5.       PRODUCT CHANGES..............................................2

6.       QUALITY ASSURANCE REPORTING..................................4





                                      E-2                           CONFIDENTIAL

                                    EXHIBIT G

                 STANDARDIZATION POLICIES, PROCEDURES AND TERMS

1.       STANDARDIZATION POLICY

         The GTE standardization process exists to evaluate and manage the introduction of new or enhanced product and the life-cycle management of embedded PRODUCT. SELLER is encouraged to direct presentation efforts for new or enhanced product offerings to CUSTOMER's standardization and/or testing organization(s) to ensure timely evaluation and consideration of GTE standard product designation for system wide application. The GTE standardization process complements normal SELLER/CUSTOMER interaction required to support existing and future applications of the SELLER's PRODUCT and technology.

2.       PRODUCT EVALUATION FUNDING

         (a) If the parties agree to pursue GTE standardization of new or enhanced product in accordance with CUSTOMER's standardization and/or testing policies and procedures, SELLER agrees to bear all costs associated with required Independent Laboratory Evaluations (ILEs) of the new or enhanced product. Such ILEs shall be used by CUSTOMER's standardization and/or testing organization(s) to assess the quality, reliability and safety of such new or enhanced product prior to possible approval, purchase, and deployment within GTE. ILEs conducted at SELLER's expense do not guarantee product acceptance by CUSTOMER and, if SELLER's product is not standardized by CUSTOMER's standardization and/or testing organization(s) for any reason, CUSTOMER shall not be liable for any cost incurred by SELLER for any such ILEs for any reason.

         (b) CUSTOMER may determine, from time to time, a need to reevaluate SELLER's PRODUCT, or an Unsatisfactory Condition Report (UCR) for SELLER's PRODUCT, substantiated by CUSTOMER's standardization and/or testing organization(s), may also warrant reevaluation. In such cases, SELLER shall bear any costs associated with ILEs, in accordance with CUSTOMER's standardization and/or testing policies and procedures, to ensure continued quality of PRODUCT purchased and deployed by CUSTOMER. ILEs conducted at SELLER's expense do not guarantee continued PRODUCT acceptance by CUSTOMER and, if SELLER's PRODUCT does not pass reevaluation for any reason, CUSTOMER shall not be liable for any costs incurred by SELLER to such ILEs for any reason.



                                      G-1                           CONFIDENTIAL

3.       TECHNOLOGICAL OR SPECIFICATION CHANGE/PRODUCT DELETION/SUBSTITUTION

         (a) SELLER is required to give CUSTOMER written notice one hundred twenty (120) days in advance of any technological or specification change, Software/firmware revision, PRODUCT deletion or manufacturer discontinuance that would significantly impact PRODUCT operation, interchangeability with existing PRODUCT appearance, warranty, life cycle or GTE engineering/quality approvals of any PRODUCT. SELLER shall, at the time of notification, provide CUSTOMER with (i) a PRODUCT change number; (ii) a description of such change; (iii) the reason for change; (iv) a description of the impact of such change upon reliability, PRODUCT specifications, or form, fit or function; (v) proposed price impact (if any); and (vi) proposed effective date for such change and recommended implementation schedule.

         (b) SELLER shall conform to the interchangeability rules as outlined in the Telecommunications Industry Forum (TCIF) "TCIF97-001 Interchangeability Guideline" when assigning new part numbers.

         (c) If the parties fail to reach agreement on any such change in PRODUCT to be made by SELLER, then, in addition to all other rights and remedies at law or in equity or otherwise, CUSTOMER shall, at no cost or liability, have the right to terminate this Agreement and any and all ending purchase orders for PRODUCT affected by such change.

         (d) SELLER agrees that if the required one hundred twenty (120) days' prior written notice is not provided, SELLER shall accept, at CUSTOMER's option, a PRODUCT exchange or return for all unsold PRODUCT in CUSTOMER's inventory on the effective date of the change. Any PRODUCT returned must be unused, undamaged and in the original carton and may be returned, at Customer's option, for one hundred percent (100%) credit of the price paid or an equal dollar value exchange for any other PRODUCT offered under this Agreement.

4.       UNSATISFACTORY CONDITION SITUATIONS

         If at any time during normal operation CUSTOMER encounters an unsatisfactory condition in the PRODUCT, SELLER agrees to meet the following time frames for resolving the condition:

         (a) Conditions that affect public or employee safety or the ability to track and collect revenue, that cause major degradation of service, or that impairs the basic functionality of telecommunication service or its support system by degrading the day-to-day services to customers, SELLER shall acknowledge within fifteen (15) days of notification and must provide a permanent resolution within thirty (30) days of notification.

         (b) Conditions that affect service, but have a temporary solution to reduce the impact, or that have potential for major service degradation, SELLER shall acknowledge



                                      G-2                           CONFIDENTIAL
                  within fifteen (15) days of notification and must provide a permanent resolution within ninety (90) days of notification.

         (c) Conditions that are not service or safety affecting but that have potential to adversely affect normal maintenance and/or administration of service, SELLER shall acknowledge within fifteen (15) days and provide a permanent resolution within one hundred eighty (180) days of notification.

         The parties may agree to action dates to correct unsatisfactory conditions other than those stated above due to upgrades, technological changes, etc. If an exception to the above corrective action time frames occurs, the SELLER is bound by the newly agreed upon date. The term "permanent resolution" shall mean a correction to an unsatisfactory condition in the form of a new or revised hardware or Software module, hardware modification kit, Software patch and/or revised operating or maintenance procedures that are acceptable to CUSTOMER. Corrections that are temporary in nature, such as hardware modification or Software patches, shall be included in the next formal version/release of PRODUCT.

5.       PRODUCT CHANGES

         (a) If, after PRODUCT has been shipped to CUSTOMER, SELLER issues changes affecting such PRODUCT and a change is identified as necessary for the PRODUCT to continue to meet SELLER's published specifications or design criteria, or is an identified correction of a deficiency as a result of a UCR (refer to Section 4, UNSATISFACTORY CONDITION SITUATIONS, above), SELLER shall provide prompt notification of required changes to CUSTOMER's standardization and/or testing organization(s) at the address provided to SELLER for such purpose. SELLER shall, at SELLER's expense, be responsible for all costs for parts, replacement and installation for such change whether implemented by SELLER or CUSTOMER for ten (10) years beyond the PRODUCT warranty period.

         (b) If CUSTOMER and SELLER ascertain that PRODUCT, or a part thereof, subject to such a change is readily returnable, CUSTOMER or CUSTOMER's agent or contractor shall remove, at SELLER's expense, and return such PRODUCT or part to SELLER's designated repair or manufacturing facility and SELLER, at SELLER's expense, shall implement such changes and return such changed PRODUCT or part to CUSTOMER's designated location. If removal of PRODUCT to be returned to SELLER for modification would create an out-of-service condition, SELLER shall make suitable arrangements to provide replacement PRODUCT to prevent an out-of-service condition from occurring.

         (c) Any PRODUCT maintained in CUSTOMER's inventory subject to such a change shall be returned to SELLER's designated repair or manufacturing facility to implement changes and shall be returned to CUSTOMER's stocking location at SELLER's expense. If such changes create an adverse impact on the PRODUCT warranty or CUSTOMER's ability to sell the PRODUCT as new, then SELLER shall accept at CUSTOMER's option, a PRODUCT exchange or return for all unchanged PRODUCT in CUSTOMER's inventory.



                                      G-3                           CONFIDENTIAL

         (d) All change notifications provided by SELLER to CUSTOMER shall contain the following information:

                  (1)   Description of change;

                  (2)   Reason for change;

                  (3) Impact on customer service (i.e., outages, system downtime);

                  (4)   Price impact, if known;

                  (5)   Effective date of changes; and

                  (6)   Implementation schedule of change.

         (e) CUSTOMER may request SELLER to make changes to SELLER's PRODUCT. Upon receipt of a written document describing in detail the changes requested by CUSTOMER, SELLER shall respond in writing to CUSTOMER within thirty (30) days. If SELLER agrees to undertake such modifications for CUSTOMER, the response shall quote a proposed implementation schedule and a cost for such changes to PRODUCT.

6.       QUALITY ASSURANCE REPORTING

         (a) CUSTOMER has the right to rate SELLER's performance in accordance with CUSTOMER's internal rating algorithm. Upon request, CUSTOMER agrees to provide rating information to SELLER without charge.

         (b) If requested by CUSTOMER, SELLER agrees to have a field reliability and delivery performance tracking system in place as mutually agreed between CUSTOMER and SELLER, and during the term of this Agreement, shall continue the tracking system for as long as CUSTOMER requests. The tracking system shall provide timely internal data collection enabling SELLER to arrive at solutions to delivery, quality and reliability problems related to assembly, subassembly or other repairable module deficiencies as measured against CUSTOMER's requirements.



                                      G-4                           CONFIDENTIAL

                                    EXHIBIT H

                          SELLER'S PRODUCT WARRANTIES,
                              SERVICES AND SUPPORT
                                       AND
                              PRODUCT MANUFACTURERS
                        RESPONSIBILITIES AND OBLIGATIONS




                                                                    CONFIDENTIAL

                                    EXHIBIT H

                          SELLER'S PRODUCT WARRANTIES,
                              SERVICES AND SUPPORT



1.       SCOPE...............................................................1

[*Confidential treatment requested].

3.       PRODUCT REPAIR RETURN ..............................................2

4.       REPAIRS BY CUSTOMER ................................................3

5.       EMERGENCY REPLACEMENT SERVICE ......................................4

6.       CONTINUING AVAILABILITY OF PRODUCT SUPPORT .........................4

7.       TECHNICAL SUPPORT FOR PRODUCT.......................................5

8.       ON-SITE ASSISTANCE..................................................7

9.       PRODUCT MAINTENANCE.................................................7

10.      TRAINING............................................................7

11.      PRODUCT DOCUMENTATION...............................................7

12.      PRODUCT LITERATURE..................................................8

13.      COOPERATIVE ADVERTISING.............................................9

14.      SUBCONTRACTING .....................................................9



         [*Confidential treatment requested].

         [*Confidential treatment requested].

         [*Confidential treatment requested].

         ATTACHMENT D:    SELLER's WORKING HOUR SCHEDULE AND CONTACT INFORMATION

         [*Confidential treatment requested].

         ATTACHMENT F:    HARDWARE MAINTENANCE


                                                                    CONFIDENTIAL

         ATTACHMENT G:    SOFTWARE MAINTENANCE

         ATTACHMENT H:    TRAINING TERMS AND STANDARDS

         [Confidential treatment requested]



                                      H-ii                          CONFIDENTIAL

                                    EXHIBIT H

                          SELLER'S PRODUCT WARRANTIES,
                              SERVICES AND SUPPORT

1.       SCOPE

         (a) This Exhibit H governs the SELLER's PRODUCT Warranties, Services and Support except as to PRODUCT of a particular
                  manufacturer for which an Exhibit H -     is attached.

         (b) SELLER's Product Warranties, Services and Support and Product Manufacturer's Responsibilities and Obligations shall, in respect to Fujitsu Product, be governed by Exhibit H-2 and, in the case of other manufacturers for which an Exhibit H - is attached, by such an exhibit.


                   * Confidential treatment will be requested










































                                     H-1-1                          CONFIDENTIAL

                   * Confidential treatment will be requested












































3.       PRODUCT REPAIR RETURN

         (a) CUSTOMER may provide to SELLER an Equipment Repair Order (ERO) number and/or a purchase order pack list number when returning PRODUCT to SELLER for repair.

         (b) CUSTOMER shall furnish the following information with PRODUCT returned to SELLER for repairs:

                  (1)   CUSTOMER's name and complete address;

                  (2) Name(s) and telephone number(s) of CUSTOMER's employee(s) to contact if there are questions about the PRODUCT to be repaired;

                  (3) "Ship to" address for return of repaired PRODUCT, if different from (1);

                  (4)   A complete list of PRODUCT returned;

                  (5)   The nature of the defect or failure, if known; and



                                     H-1-2                          CONFIDENTIAL

                  (6)   The PRODUCT warranty status.

         (c) All PRODUCT shipped to SELLER for repair shall have repair tags attached that are supplied by SELLER free of charge or by CUSTOMER, which shall contain the above stated information.

         (d) PRODUCT repaired by SELLER shall have the repair completion date stenciled or otherwise identified in a permanent manner in a readily visible location on the PRODUCT and the repaired PRODUCT shall be returned with a tag or other papers describing the repairs that have been made. If SELLER maintains statistical records for repaired PRODUCT, the information shall be made available to CUSTOMER upon request.

         (e) CUSTOMER and SELLER may mutually agree to such return process as appropriate for PRODUCT(S).

4.       REPAIRS BY CUSTOMER

         (a) CUSTOMER may elect to repair PRODUCT purchased under this Agreement. For that PRODUCT, SELLER agrees to furnish initial and supplemental documentation necessary for the repair of PRODUCT purchased. Transfer of such documentation shall be at no cost to CUSTOMER, for the sole use of CUSTOMER in repairing the PRODUCT, and shall not include the right to sublicense or transfer such documentation to a third party.

                   * Confidential treatment will be requested






         (c) Repair documentation to be provided to CUSTOMER shall include, but not limited to, the following:

                  (1)   Circuit drawings and explanations;

                  (2)   Assembly drawings;

                  (3)   Material lists;

                  (4)   Art work drawings;

                  (5)   Component specifications;

                  (6)   Supplier cross references;


                                     H-1-3                          CONFIDENTIAL

                  (7)   Repair procedure specifications; and

                  (8)   Engineering change orders.

         (d) Except as provided in Section 1 of this Exhibit, no repair effected by CUSTOMER under this Agreement shall affect any warranty afforded to CUSTOMER.

5.       EMERGENCY REPLACEMENT SERVICE

         (a) If a failure causes a customer service impairment, which failure is caused by PRODUCT furnished under this Agreement, SELLER agrees to ship replacement PRODUCT, by the most expedient means available, within twenty-four (24) hours of verbal notification by CUSTOMER.

                  (1) If the defective or nonconforming PRODUCT is in warranty or is covered under a maintenance agreement, SELLER shall ship new replacement PRODUCT at no charge. If the defective or nonconforming PRODUCT is not returned to SELLER within sixty (60) days from the date of shipment of the new replacement PRODUCT, SELLER may invoice CUSTOMER for such new replacement PRODUCT
                        [*Confidential treatment requested].

                  (2) If the defective or nonconforming PRODUCT is out of warranty and is not covered under a maintenance agreement, SELLER shall ship new replacement PRODUCT and may invoice CUSTOMER.

         (b) In order to schedule shipment of replacement PRODUCT, CUSTOMER may telephone SELLER. This service shall be available from SELLER seven (7) days a week, twenty-four (24) hours a day. As specified in Attachment D, CUSTOMER may contact SELLER at the telephone numbers listed during normal working hours and after normal working hours.

6.       CONTINUING AVAILABILITY OF PRODUCT SUPPORT

         (a) SELLER agrees to offer for sale to CUSTOMER, for the respective periods during which the PRODUCT is manufactured by SELLER, and for a period of five (5) years after the PRODUCT has been manufacturer discontinued, functionally equivalent replacement and repair parts.

         (b) If SELLER is unable or unwilling to supply such parts or SELLER is unable or unwilling to obtain another source of supply for CUSTOMER, then such inability shall be considered noncompliance with this Section and SELLER shall, with neither obligation nor charge to CUSTOMER, provide CUSTOMER with drawings or other documents required to either manufacture or buy such parts and the technical information or any other rights necessary for CUSTOMER to manufacture or obtain such parts from other sources, together with a nonexclusive license to manufacture or purchase such parts for the purpose of supporting CUSTOMER's customer base.



                                     H-1-4                          CONFIDENTIAL

         (c) The technical information shall include, by example and not by way of limitation:

                  (1) Manufacturing drawings and specifications of materials and parts comprising the replacement and repair parts and components;

                  (2) Manufacturing drawings and specifications covering special tooling and operation;

                  (3) A detailed list of all commercially available parts and components purchased by SELLER on the open market, disclosing the part number, name and location of the supplier and price lists for the purchase; and

                  (4) One complete copy of the source code used in the preparation of any Software licensed or otherwise acquired by CUSTOMER from SELLER, provided however, that such source code shall remain the property of SELLER and shall be separately licensed to CUSTOMER for CUSTOMER's possession and use exclusively for maintenance of CUSTOMER's and CUSTOMER's customers' PRODUCT.

         (d) Notwithstanding the above, SELLER shall not be under any obligation to provide source codes for any licensed program for which SELLER either (i) does not own the source code or
                  (ii) does not have rights to disclose such source code. In either event, SELLER shall disclose its licensor or owner of said source code.

7.       TECHNICAL SUPPORT FOR PRODUCT

         (a) SELLER shall make available to CUSTOMER telephone technical support twenty-four (24) hours a day, seven (7) days a week. There shall be no charge for such technical support. Technical support and services shall include, but not be limited to, the provision of the following services:

                  (1) Distribution of a master SELLER's escalation matrix and ongoing updates. This matrix must include names, titles and telephone numbers of individuals within SELLER's technical support organization for problem response escalation.

                  (2) Distribution to GTE's National Operations Center (NOC) personnel of a monthly activity summary report listing the number of times CUSTOMER's personnel contacted SELLER's technical support throughout the month, with the date and time of contact, disposition of the call and the source of any identified problems.

                  (3) Assistance in the diagnosis and resolution of hardware and Software problems and in the analysis of maintenance indices. Also assistance in expediting priority replacement parts or systems required on an emergency basis.

                  (4) On-line remote monitoring of sites, as mutually agreed, to provide assistance in problem identification and resolution.



                                     H-1-5                          CONFIDENTIAL

                  (5) Assistance in the support of the initial implementation of newly developed PRODUCT and during installation of significant PRODUCT updates and/or changes.

                  (6) Support in the preparation and analysis of failure and discrepancy reports, as required.

                  (7) Cooperation in providing guidelines and documentation to ensure the necessary tracking and resolution of engineering, installation and service complaints.

         (b) When CUSTOMER contacts SELLER for technical support, SELLER must provide caller with a control number if resolution cannot be completed over the telephone. SELLER shall provide the caller a verbal status, disposition or resolution of the reported problem within two (2) hours of notification. At the discretion of CUSTOMER, the problem may be escalated in accordance with SELLER's escalation matrix.

         (c) SELLER's technical support shall meet the following emergency resolution intervals:

                  (1)   Total Outage --                          2 Hours
                        The PRODUCT has stopped
                        performing the function for
                        which it was purchased
                        (providing no service).

                  (2)   Safety Hazard --                         2 Hours
                        The PRODUCT has a defect
                        that may pose a safety hazard
                        to employees or customers.

                  (3)   Partial Outage --                        4 Hours
                        The PRODUCT is providing
                        limited service for which it
                        was purchased.

                  (4)   Loss of Redundancy --                    24 Hours
                        Any redundant part of the
                        PRODUCT is operating in a simplex mode.

                  (5)   Customer-Affecting Trouble --            72 Hours
                        The PRODUCT is providing
                        the service for which it was
                        purchased; however, at times
                        that service deteriorates.



                                     H-1-6                          CONFIDENTIAL

8.       ON-SITE ASSISTANCE

         (a) Prior to any on-site assistance, the solution to specific problems shall be discussed and resolved, whenever possible, by telephone, as outlined in Section 7, TECHNICAL SUPPORT FOR PRODUCT, of this Exhibit. If requested by CUSTOMER, SELLER agrees to furnish on-site assistance in a time frame as mutually agreed by the parties and in accordance with SELLER's prevailing rates, [*Confidential treatment requested].
                  Current rates, [*Confidential treatment requested], shall not be changed by SELLER without written notice to CUSTOMER sixty (60) days in advance of such change, which must be mutually agreed upon by both parties.

         (b) In cases of out-of service emergencies, customer-affecting failures and/or when other critical factors apply, SELLER agrees to provide on-site assistance within eight (8) hours of CUSTOMER request, within the limits of available transportation.

         (c) When requested, SELLER shall provide a qualified individual familiar with the PRODUCT, at no expense to CUSTOMER, for a period to be mutually agreed to at the first installation of newly developed PRODUCT or PRODUCT enhancement, updates or changes in each designated CUSTOMER area.

9.       PRODUCT MAINTENANCE

         This Agreement in itself does not purchase any services or maintenance. Any request for services or maintenance shall only be provided for in CUSTOMER's purchase order, or through the request procedure set out in this Agreement.

         (a) Pursuant to CUSTOMER's issuance of a purchase order(s) to SELLER for hardware maintenance, such hardware maintenance shall be provided in accordance with the terms and conditions as set forth in Attachment F.

         (b) Pursuant to CUSTOMER's issuance of a purchase order(s) to SELLER for Software maintenance, such Software maintenance shall be in accordance with the terms and conditions as set forth in Attachment G.

10.      TRAINING

         During the term of the Agreement, SELLER shall provide training in accordance with the terms and standards set forth in Attachment H.

11.      PRODUCT DOCUMENTATION

         (a) During the term of this Agreement, SELLER shall support PRODUCT by maintaining and providing, at no charge, documentation, preferably in a mechanized format, on the following:

                  (1)   Administration;

                  (2)   Features and technical specifications;



                                     H-1-7                          CONFIDENTIAL

                  (3)   Detailed engineering and circuit design;

                  (4)   Installation and testing;

                  (5)   Operations, provisioning and translations;

                  (6)   Test and acceptance;

                  (7)   Maintenance and diagnostics; and

                  (8) Other documentation deemed necessary by CUSTOMER to support the maintenance and operation of the PRODUCT.

         (b) SELLER shall maintain a, record of PRODUCT documentation provided to CUSTOMER and shall provide updates, at no charge, in accordance with that record.

         (c) All initial documentation and any updates shall be submitted by SELLER to CUSTOMER for review and preparation of CUSTOMER's cover sheets and addenda, as required, prior to any distribution or shipment with PRODUCT purchased by CUSTOMER. SELLER shall review and reply to any suggested change provided by CUSTOMER as a result of the review.

         (d) Any GTE Practice (GTEP) written by SELLER in support of the PRODUCT shall be written in accordance with the guidelines provided by CUSTOMER.

         (e) SELLER shall provide, upon CUSTOMER's request, one master (camera ready) photographic replication of PRODUCT suitable for use in CUSTOMER's product catalog publications.

         (f) SELLER grants to CUSTOMER a fully paid license, at no additional charge, for the term of this Agreement, to copy or otherwise reproduce all or portions of SELLER's PRODUCT documentation. Such reproduction shall be for CUSTOMER's own internal use.

12.      PRODUCT LITERATURE

         (a) SELLER agrees to provide CUSTOMER with reasonable amounts of PRODUCT literature, at no additional charge, to properly support SELLER's PRODUCT.

         (b) SELLER grants to CUSTOMER a fully paid license, at no additional charge, for the term of this Agreement, to copy or otherwise reproduce all or portions of SELLER's PRODUCT brochures, or to incorporate portions of SELLER copyrighted material in PRODUCT brochures or advertising material composed by CUSTOMER, provided that CUSTOMER shall submit such material composed by CUSTOMER that incorporates such SELLER copyrighted material for SELLER's prior approval, which approval shall not be unreasonably withheld. Such reproduction shall not



                                     H-1-8                          CONFIDENTIAL
                  apply to proprietary and/or confidential information and shall be subject to all applicable copyright laws.

13.      COOPERATIVE ADVERTISING

         During the term of this Agreement, SELLER shall work in good faith with CUSTOMER to develop a mutually agreed upon program of cooperative advertising and/or joint promotion.

14.      SUBCONTRACTING

         CUSTOMER reserves the right to enlist other contractors for engineering, installation or maintenance services with respect to SELLER's PRODUCT.



                                     H-1-9                          CONFIDENTIAL

                                                                    CONFIDENTIAL



                   * Confidential treatment will be requested

                                                                    CONFIDENTIAL



                   * Confidential treatment will be requested

                                                                    CONFIDENTIAL




                   * Confidential treatment will be requested

                                  ATTACHMENT D

                       SELLER'S WORKING HOUR SCHEDULE AND
                               CONTACT INFORMATION




                                                                    CONFIDENTIAL

                                  ATTACHMENT E








                                                                    CONFIDENTIAL





                   * Confidential treatment will be requested

                                  ATTACHMENT F

                              HARDWARE MAINTENANCE






                                                                    CONFIDENTIAL

                                  ATTACHMENT G

                              SOFTWARE MAINTENANCE






                                                                    CONFIDENTIAL

                                  ATTACHMENT H

                          TRAINING TERMS AND STANDARDS






                                                                    CONFIDENTIAL

                                  ATTACHMENT H

                          TRAINING TERMS AND STANDARDS


1. SELLER shall provide qualified instructors and the necessary instruction material, as mutually agreed upon, to train CUSTOMER's personnel in the marketing, installation, database preparation and administration, operation, and maintenance of PRODUCT furnished in a cost effective manner.

2. SELLER shall also establish and/or maintain curricula to include, but not limited to, the following:

         (a) PRODUCT overview and introduction (e.g., features, functions, benefits, nomenclature, architecture);

         (b)  Engineering, installation and maintenance;

         (c)  Basic operation and administration;

         (d)  Sizing, configuration and PRODUCT ordering;

         (e)  Planning and budgetary guidelines; and

         (f) Other subjects deemed necessary by CUSTOMER to support the PRODUCT.

3. SELLER shall change, modify, update and/or add training programs as new PRODUCT features/releases are made available.

4. SELLER shall maintain a technical training facility and provide CUSTOMER a course listing of all training courses available to CUSTOMER, notify CUSTOMER of any curriculum changes and identify those courses that are critical in the support of the PRODUCT. Training shall be offered on a regular basis and SELLER shall attempt to meet any reasonable request for additional or unscheduled training required by CUSTOMER. Additional courses may be scheduled with sixty (60) days prior written notice.

5.       SELLER shall offer to CUSTOMER           training classes at no
         additional cost, for every $              purchased/licensed by
         CUSTOMER from SELLER during each year of this Agreement. CUSTOMER shall bear the cost of transportation, meals, lodging or any other incidental expenses of CUSTOMER personnel to, from and during training. All charges for training, over and above that offered at no charge, shall be as shown in Attachment 1. Prices shall not be changed by SELLER
         without written notice to CUSTOMER                ( ) days in advance
         of such change, and must be mutually agreed upon by both parties.

6.       SELLER agrees to extend an additional     % discount on SELLER's
         PRODUCT purchased by CUSTOMER for the sole purpose of training CUSTOMER employees on the use of the PRODUCT.

7. SELLER shall, at no charge to CUSTOMER, provide copies of all training materials to the CUSTOMER's training department for review of quality and applicability to CUSTOMER's


                                  H - 1, H - 1                      CONFIDENTIAL
         training requirements. SELLER shall provide a plan for the correction of deficiencies identified in such review.

8. If requested by CUSTOMER, SELLER shall, at a mutually agreeable cost, conduct "Train the Trainer" classes on sales, installation, maintenance, and engineering of SELLER's PRODUCT for CUSTOMER instructors, at a mutually agreed upon location.

9. SELLER shall provide, upon CUSTOMER request, one master (camera ready) copy of any sales, installation, maintenance, and engineering courseware required for CUSTOMER's instructors to train on SELLER's PRODUCT. The courseware shall contain an instructor guide, student materials and any additional aides required to present the course. These master copy materials shall be provided at no cost. SELLER shall provide CUSTOMER with reproduction rights for these materials. These materials shall not be distributed to any nonCUSTOMER organization.

10. CUSTOMER may audit SELLER conducted training to ascertain if the materials are presented in a quality manner. The costs of such audits shall be at no charge. Any recommendations offered by CUSTOMER shall be incorporated for future training classes in a timely manner.

11. SELLER certified CUSTOMER instructors shall be afforded the same consideration as SELLER's instructors in regard to course modifications and updates. SELLER shall assure that CUSTOMER's instructors have the same updated material as SELLER's instructors.

12. SELLER shall provide CUSTOMER's instructors, at no cost, technical/operational support in the form of reasonable telephone consulting assistance relating to the content of courseware.

13. SELLER shall provide, at the actual cost of reproduction, copies of all training materials required to support CUSTOMER's embedded base of PRODUCT that SELLER may have declared as discontinued or obsolete.


                                  H - 1, H - 2                      CONFIDENTIAL

                                                                    CONFIDENTIAL


                   * Confidential treatment will be requested

                                   EXHIBIT H-2

                          SELLER'S PRODUCT WARRANTIES,
                              SERVICES AND SUPPORT
                                       AND
                             PRODUCT. MANUFACTURER'S
                        RESPONSIBILITIES AND OBLIGATIONS

                                     FUJITSU

                                TABLE OF CONTENTS



1.       PARTIES...............................................................................................1

* Confidential treatment will be requested

* Confidential treatment will be requested

* Confidential treatment will be requested

5.       REPAIRS BY CUSTOMER...................................................................................5

6.       EMERGENCY REPLACEMENT SERVICE.........................................................................5

7.       CONTINUING AVAILABILITY OF PRODUCT SUPPORT............................................................5

8.       TECHNICAL SUPPORT FOR PRODUCT.........................................................................6

9.       ON-SITE ASSISTANCE....................................................................................8

10.      PRODUCT MAINTENANCE...................................................................................8

11.      TRAINING..............................................................................................8

12.      PRODUCT DOCUMENTATION.................................................................................9

13.      PRODUCT LITERATURE...................................................................................10

14.      COOPERATIVE ADVERTISING..............................................................................10

15.      SUBCONTRACTING.......................................................................................10

16.      LABOR SERVICES.......................................................................................10

17.      SOFTWARE LICENSE.....................................................................................10

18.      INFRINGEMENT.........................................................................................10




                                   H - 2 - 1                        CONFIDENTIAL



19.      INDEMNIFICATION AND INSURANCE........................................................................10

         SIGNATURES...........................................................................................11

         * Confidential treatment will be requested

         * Confidential treatment will be requested

         * Confidential treatment will be requested

         * Confidential treatment will be requested

         ATTACHMENT F:         HARDWARE MAINTENANCE

         ATTACHMENT G:         SOFTWARE MAINTENANCE

         ATTACHMENT H:         TRAINING TERMS AND STANDARDS

         * Confidential treatment will be requested

         ATTACHMENT J:         ADDITIONAL MANUFACTURER'S RESPONSIBILITIES AND OBLIGATIONS





                                   H - 2 - 2                        CONFIDENTIAL

                                   EXHIBIT H-2

                          SELLER'S PRODUCT WARRANTIES,
                              SERVICES AND SUPPORT
                                       AND
                             PRODUCT MANUFACTURER'S
                        RESPONSIBILITIES AND OBLIGATIONS

                                     FUJITSU

1.       PARTIES

         (a) This EXHIBIT H-2, is made between World Wide Technology, 1nc. (SELLER), Fujitsu Network Communications, Inc. (Manufacturer) and GTE Communication Systems Corporation (CUSTOMER) acting through its GTE Supply Division.

         (b) This EXHIBIT H-2, is attached to and made a part of that certain Product Purchase Agreement No. C971312BC002, dated effective November 1, 1997 (the "Agreement") between World Wide Technology, Inc. (SELLER) and GTE Communication Systems Corporation (CUSTOMER) acting through its GTE Supply Division.

         (c) This EXHIBIT H-2, applies to Manufacturer's PRODUCT(S) which are furnished to CUSTOMER through SELLER.

         (d) The PARTIES agree that if there is a conflict between this EXHIBIT H-2, and the main part of the Agreement, the main part of the Agreement shall control. This shall not be construed to release Manufacturer of any of its obligations under the Product Purchase Agreement No. C951312P0001, dated effective January 1, 1996 with CUSTOMER.

         (e) The PARTIES further agree that Manufacturer's obligations as to PRODUCT (and services) are only in respect to PRODUCT supplied directly, or indirectly (through SELLER) by Manufacturer and services related thereto.

         (f) The PARTIES further agree that CUSTOMER may not resell PRODUCT to any third party that is a current direct account of Manufacturer. CUSTOMER shall inquire with SELLER and/or Manufacturer as to which third parties are direct accounts of Manufacturer.

         (g) The PARTIES further agree that this Exhibit H-2 shall be amended following execution of the new Product Purchase Agreement (PPA) currently being negotiated between CUSTOMER and Manufacturer. Such amendment(s) shall modify Manufacturer's additional responsibilities and obligations hereunder consistent with the parallel provisions of such new PPA or as it may be amended from time to time.


                                    H - 2 - 1                       CONFIDENTIAL

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                   * Confidential treatment will be requested














































                                    H - 2 - 2                       CONFIDENTIAL

                                   H - 2 - 3                        CONFIDENTIAL




                   * Confidential treatment will be requested

                     [*Confidential treatment requested].











4.       PRODUCT REPAIR RETURN

         (a)  CUSTOMER may provide to Manufacturer an Equipment Repair Order
              (ERO) number and/or a purchase order pack list number when returning PRODUCT to Manufacturer for repair.

         (b) CUSTOMER shall furnish the following information with PRODUCT returned to Manufacturer for repairs:

              (1)    CUSTOMER's name and complete address;

              (2) Name(s) and telephone number(s) of CUSTOMER's employee(s) to contact if there are questions about the PRODUCT to be repaired;

              (3) "Ship to" address for return of repaired PRODUCT, if different from (1);

              (4)    A complete list of PRODUCT returned;

              (5)    The nature of the defect or failure, if known; and

              (6)    The PRODUCT warranty status and the date of manufacture.

         (c) All PRODUCT shipped to Manufacturer for repair shall have repair tags attached that are supplied by Manufacturer free of charge or by CUSTOMER, which shall contain the above stated information.

         (d) PRODUCT repaired by Manufacturer shall have the repair completion date stenciled or otherwise identified in a permanent manner in a readily visible location on the PRODUCT and the repaired PRODUCT shall be returned with a tag or other papers describing the repairs that have been made. If Manufacturer maintains statistical



                                   H - 2 - 4                        CONFIDENTIAL
              records for repaired PRODUCT, the information shall be made available to CUSTOMER upon request.

5.       REPAIRS BY CUSTOMER

         (a) CUSTOMER may elect to repair Manufacturer's PRODUCT purchased under this Agreement. For that PRODUCT, Manufacturer agrees to work with CUSTOMER to develop a repair program and furnish initial and supplemental documentation necessary for the repair of PRODUCT purchased. Transfer of such documentation shall be at no cost to, CUSTOMER, for the sole use of CUSTOMER in repairing the PRODUCT, and shall not include the right to sublicense or transfer such documentation to a third party.

         (b) Manufacturer agrees to sell to CUSTOMER the necessary components for said repairs at the prices to be mutually agreed upon.

         (c) Repair documentation to be provided to CUSTOMER shall be mutually agreed upon by the parties.

6.       EMERGENCY REPLACEMENT SERVICE

         (a) If a failure causes a customer service impairment, which failure is caused by PRODUCT furnished under this Agreement, Manufacturer agrees to work with SELLER to ship replacement PRODUCT, by the most expedient means available, within twenty-four (24) hours of verbal notification by CUSTOMER.

              (1) If the defective or nonconforming PRODUCT is in warranty or is covered under a maintenance agreement, Manufacturer shall work with SELLER to ship new replacement PRODUCT at no charge. If the defective or nonconforming PRODUCT is not returned to Manufacturer within sixty (60) days from the date of shipment of the new replacement PRODUCT, SELLER may invoice CUSTOMER for such new replacement PRODUCT
                     [* Confidential treatment will be requested]

              (2) If the defective or nonconforming PRODUCT is out of warranty and is not covered under a maintenance agreement, Manufacturer shall work with SELLER to ship new replacement PRODUCT and SELLER may invoice CUSTOMER [* Confidential treatment will be requested]

         (b) In order to schedule shipment of replacement PRODUCT, CUSTOMER may telephone Manufacturer. This service shall be available from Manufacturer seven (7) days a week, twenty-four (24) hours a day. As specified in Attachment D, CUSTOMER may contact Manufacturer at the telephone numbers listed during normal working hours and after normal working hours.

7.       CONTINUING AVAILABILITY OF PRODUCT SUPPORT

         (a) Manufacturer agrees to offer for sale to CUSTOMER, for the respective periods during which the PRODUCT is manufactured by Manufacturer, and for a period of ten (10) years after the PRODUCT has been manufacturer discontinued, functionally equivalent replacement and repair parts.


                                   H - 2 - 5                        CONFIDENTIAL

         (b) If Manufacturer is unable or unwilling to supply such parts or Manufacturer is unable or unwilling to obtain another source of supply for CUSTOMER, then such inability shall be considered noncompliance with this Section and Manufacturer shall to the extent that Manufacturer is able to do so with neither obligation nor charge to CUSTOMER, provide CUSTOMER with drawings or other documents required to either manufacture or buy such parts and the technical information or any other rights necessary for CUSTOMER to manufacture or obtain such parts from other sources.

         (c) The technical information shall include, by example and not by way of limitation:

              (1) Manufacturing drawings and specifications of materials and parts comprising the replacement and repair parts and components;

              (2) Manufacturing drawings and specifications covering special tooling and operation;

              (3) A detailed list of all commercially available parts and components purchased by Manufacturer on the open market, disclosing the part number, name and location of the supplier; and

              (4) One complete copy of the source code used in the preparation of any Software licensed or otherwise acquired by CUSTOMER from Manufacturer, provided however, that such source code shall remain the property of Manufacturer and shall be separately licensed to CUSTOMER for CUSTOMER's possession and use exclusively for maintenance of CUSTOMER's and CUSTOMER's customers' PRODUCT.

         (d) Notwithstanding the above, Manufacturer shall not be under any obligation to provide source codes for any license program for which Manufacturer either (i) does not own the source code or (ii) does not have rights to disclose such source code. In either event, Manufacturer shall disclose its licensor or owner of said source code.

8.       TECHNICAL SUPPORT FOR PRODUCT

         (a) Manufacturer shall make available to CUSTOMER telephone technical support at (1-800/873-3822), twenty-four (24) hours a day, seven
              (7) days a week. There shall be no charge for such technical support. Technical support and services shall include, but not be limited to, the provision of the following services:

              (1) Distribution of a master Manufacturer's escalation matrix and ongoing updates. This matrix must include names, titles and telephone numbers of individuals within Manufacturers technical support organization for problem response escalation.

              (2) Distribution to GTE's National Operations Center (NOC) personnel of a monthly activity summary report listing the number of times CUSTOMER's personnel contacted Manufacturer's technical support throughout the month, with the date and time of contact, disposition of the call and the source of any identified problems.



                                   H - 2 - 6                        CONFIDENTIAL

              (3) Assistance in the diagnosis and resolution of hardware and Software problems and in the analysis of maintenance indices. Also assistance in expediting priority replacement parts or systems required on an emergency basis.

              (4) On-line remote monitoring of sites, as mutually agreed, to provide assistance in problem identification and resolution.

              (5) Assistance in the support of the initial implementation of newly developed PRODUCT and during installation of significant PRODUCT updates and/or changes.

              (6) Support in the preparation and analysis of failure and discrepancy reports, as required.

              (7) Cooperation in providing guidelines and documentation to ensure the necessary tracking and resolution of engineering, installation and service complaints.

         (b) When CUSTOMER contacts Manufacturer for technical support, Manufacturer must provide caller with a control number if resolution cannot be completed over the telephone. Manufacturer shall provide the caller a verbal status, disposition or resolution of the reported problem within two (2) hours of notification. At the discretion of CUSTOMER, the problem may be escalated in accordance with Manufacturer's escalation matrix.

         (c) Manufacturer's technical support shall meet the following emergency resolution intervals during which period Manufacturer shall identify a course of action for implementing a remedy:

              (1)    Total Outage - .................................2 Hours
                     The PRODUCT has stopped
                     performing the function for
                     which it was purchased
                     (providing no service).

              (2)    Safety Hazard - ................................2 Hours
                     The PRODUCT has a defect
                     that may pose a safety hazard
                     to employees or customers.

              (3)    Partial Outage - ...............................4 Hours
                     The PRODUCT is providing
                     limited service for which it
                     was purchased.

              (4)    Loss of Redundancy -...........................24 Hours
                     Any redundant part of the
                     PRODUCT is operating
                     in a simplex mode.

                                    H - 2 -7                        CONFIDENTIAL

              (5)    Customer-Affecting Trouble - ..................72 Hours
                     The PRODUCT is providing
                     the service for which it was
                     purchased; however, at times
                     that service deteriorates.

9.       ON-SITE ASSISTANCE

         (a) Prior to any on-site assistance, the solution to specific problems shall be discussed and resolved, whenever possible, by telephone, as outlined in Section 8, TECHNICAL SUPPORT FOR PRODUCT, of this Exhibit H-2. If requested by CUSTOMER, Manufacturer agrees to furnish on-site assistance in a time frame as mutually agreed by the parties and in accordance with Manufacturer's prevailing rates, [* Confidential treatment will be requested] shall not be changed by Manufacturer without written notice to CUSTOMER and SELLER ninety (90) days in advance of such change, which must be mutually agreed upon by both parties.

         (b) In cases of out-of service emergencies, customer-affecting failures and/or when other critical factors apply, Manufacturer agrees to provide on-site assistance within eight (8) hours of CUSTOMER request, within the limits of available transportation and Manufacturer's personnel resources.

         (c) When requested, Manufacturer shall provide a qualified individual familiar with the PRODUCT, at no expense to CUSTOMER, for a period of three (3) days at the first installation of newly developed PRODUCT or PRODUCT enhancement, updates or changes in each designated CUSTOMER area.

10.      PRODUCT MAINTENANCE

         (a) This Agreement in itself does not purchase any services or maintenance. Any request for services or maintenance shall only be provided for in CUSTOMER's purchase order, or through the request procedure set out in this Agreement.

         (b) Pursuant to CUSTOMER's issuance of a purchase order(s) to Manufacturer for hardware maintenance, such hardware maintenance shall be provided in accordance with the terms and conditions as set forth in Attachment F.

         (c) Pursuant to CUSTOMER's issuance of a purchase order(s) to Manufacturer for Software maintenance, such Software maintenance shall be in accordance with the terms and conditions as set forth in Attachment G.

11.      TRAINING

         During the term of the Agreement, Manufacturer shall provide training in accordance with the terms and standards set forth in Attachment H [* Confidential treatment will be requested]



                                   H - 2 - 8                        CONFIDENTIAL

12.      PRODUCT DOCUMENTATION

         (a) During the term of this Agreement, Manufacturer shall support PRODUCT by maintaining and providing documentation, preferably in a mechanized format, on the following:

              (1)    Administration;

              (2)    Features and technical specifications;

              (3)    Detailed engineering and circuit design;

              (4)    Installation and testing;

              (5)    Operations, provisioning and translations;

              (6)    Test and acceptance;

              (7)    Maintenance and diagnostics; and

              (8) Other documentation deemed necessary by CUSTOMER to support the maintenance and operation of the PRODUCT.

         (b) Three (3) sets of site specific documentation including one (1) set of PRODUCT documentation will be provided at no additional charge with each order. Otherwise, additional sets of documentation will be supplied to CUSTOMER at no charge only upon specific written request therefor.

         (c) Manufacturer shall maintain a record of PRODUCT documentation except Software products provided to CUSTOMER and shall provide updates, at no charge, in accordance with that record.

         (d) All initial documentation and any updates shall be submitted by Manufacturer to CUSTOMER for review and preparation of CUSTOMER's cover sheets and addenda, if requested by CUSTOMER prior to any distribution or shipment with PRODUCT purchased by CUSTOMER. Manufacturer shall review and reply to any suggested change provided by CUSTOMER as a result of the review.

         (e) Any GTE Practice (GTEP) written by Manufacturer in support of the PRODUCT shall be written in accordance with the guidelines provided by CUSTOMER.

         (f) Manufacturer shall provide, upon CUSTOMER's request, one master (camera ready) photographic replication of PRODUCT suitable for use in CUSTOMER's product catalog publications.

         (g) Manufacturer grants to CUSTOMER a fully paid license, at no additional charge, for the term of this Agreement, to copy or otherwise reproduce all or portions of Manufacturer's PRODUCT documentation. Such reproduction shall be for CUSTOMER's own internal use.


                                    H - 2 - 9                       CONFIDENTIAL

13.      PRODUCT LITERATURE

         (a) Manufacturer agrees to provide CUSTOMER with reasonable amounts of PRODUCT literature, at no additional charge, to properly support Manufacturer's PRODUCT.

         (b) Manufacturer grants to CUSTOMER a fully paid license, at no additional charge, for the term of this Agreement, to copy or otherwise reproduce all or portions of Manufacturer's PRODUCT brochures, or to incorporate portions of Manufacturer copyrighted material in PRODUCT brochures or advertising material composed by CUSTOMER, provided that CUSTOMER shall submit such material composed by CUSTOMER that incorporates such Manufacturer copyrighted material for Manufacturer's prior approval, which approval shall not be unreasonably withheld. Such reproduction shall not apply to proprietary and/or confidential information and shall be subject to all applicable copyright laws. All reproductions incorporating copyrighted material shall include Manufacturer's copyright as proprietary notice on all copies.

14.      COOPERATIVE ADVERTISING

         During the term of this Agreement, Manufacturer shall work in good faith with CUSTOMER to develop a mutually agreed upon program of cooperative advertising and/or joint promotion.

15.      SUBCONTRACTING

         CUSTOMER reserves the right to enlist other contractors for engineering, installation or maintenance services with respect to Manufacturer's PRODUCT.

16.      LABOR SERVICES

         Should Manufacturer wish to be employed by CUSTOMER and CUSTOMER wish to employ Manufacturer to perform certain work in connection with the functions of engineering, construction, installation, or maintenance of equipment and/or facilities, Manufacturer shall enter into a General Agreement for Engineering, Construction, Installation, or Maintenance of Telephone Plant (the "General Agreement") with the telephone company affiliates of CUSTOMER to set forth the mutual rights and obligations of the parties and the manner in which such work shall be performed.

17.      SOFTWARE LICENSE

         Manufacturer shall provide Software license as set forth in Attachment
         J.

18.      INFRINGEMENT

         Manufacturer shall provide infringement indemnity as set forth in Attachment J.

19.      INDEMNIFICATION AND INSURANCE

         Manufacturer shall provide indemnification and insurance as set forth in Attachment J.



                                   H - 2 - 10                       CONFIDENTIAL

Each party represents that it has executed this Agreement through its authorized corporate representative:

WORLD WIDE TECHNOLOGY, INC.                GTE COMMUNICATION SYSTEMS CORPORATION

By: /s/ David L. Steward                   By: /s/ M. R. Redmond
   -------------------------------------     -----------------------------------
Name:  DAVID L. STEWARD                    Name:   M. R. Redmond
Title:  CHAIRMAN & CEO                     Title:  Assistant Vice President-
                                                   Contract Management
Date:  1/13/98                             Date:   1-9-98

FUJITSU NETWORKING
COMMUNICATIONS, INC.

By: /s/ George Chase                       APPROVED AS TO FORM AND LEGALITY
   ------------------------------------
Name:    George Chase                      /s/ J. R. Seastrom
                                           -------------------------------------
Title: Executive Vice President - FNC      Attorney, GTE Telephone Operations
Date:  1-9-98                              Date:   1/9/98



                                   H - 2 - 11                       CONFIDENTIAL

                     [*Confidential treatment requested].






                                                                    CONFIDENTIAL

                   * Confidential treatment will be requested













                                    H-2, A-1                        CONFIDENTIAL

                                                                    CONFIDENTIAL


                   * Confidential treatment will be requested

*Confidential treatment will be requested.




































                                     H-2, B-1                       CONFIDENTIAL

                                                                    CONFIDENTIAL

*Confidential treatment will be requested.

                                   EXHIBIT H-2

                                  ATTACHMENT D

                      MANUFACTURER'S WORKING HOUR SCHEDULE
                                       AND
                               CONTACT INFORMATION



                                                                    CONFIDENTIAL

                                   EXHIBIT H-2

                                  ATTACHMENT D

                      MANUFACTURER'S WORKING HOUR SCHEDULE
                                       AND
                               CONTACT INFORMATION

TELEPHONE CONSULTATION

To facilitate the repair, servicing and support of PRODUCT hereunder, CUSTOMER may contact Manufacturer at 1-800/873-3822 with any questions that may arise concerning repair, servicing and support of the PRODUCT, and, if required, to specify any special packing of PRODUCT that might be necessary adequate in-transit protection from transportation damage. CUSTOMER may call this number twenty four (24) hours a day, seven (7) days a week.




                                    H-2, D-1                        CONFIDENTIAL

                                                                    CONFIDENTIAL

*Confidential treatment will be requested.

*Confidential treatment will be requested.





























                                    H-2, E-1                        CONFIDENTIAL

                                   EXHIBIT H-2

                                  ATTACHMENT F

                              HARDWARE MAINTENANCE

                       (To be negotiated at a later date)



                                                                    CONFIDENTIAL

                                   EXHIBIT H-2

                                  ATTACHMENT G

                              SOFTWARE MAINTENANCE




                                                                    CONFIDENTIAL

                                   EXHIBIT H-2

                                  ATTACHMENT G

                              SOFTWARE MAINTENANCE

SELLER has granted to CUSTOMER a license (License), effective November 1, 1997, for CUSTOMER's right to use Manufacturers FLEXR(R)-Plus Software; and

CUSTOMER desires for Manufacturer to provide maintenance services as described below for the Software (SERVICES) and Manufacturer agrees to provide the SERVICES in accordance with the terms and conditions of this Attachment.

1.       STANDARD MAINTENANCE SERVICES

         (a) Scope of Services - During the term of this Agreement, Manufacturer will provide to CUSTOMER the following SERVICES for the Software:

                  (1) Corrections of substantial defects in the Software that impact its ability to provide service as advertised:

                  (2) Periodic Baseline Software Updates (BSU) that shall contain FLEXR-Plus Software enhancements to support all new features in the Fujitsu lightwave Multiplexers (FLM) and FACTR-PRODUCT. BSUs ensure that FLEXR Plus Software will always support the latest features in all Manufacturer's network elements;

                  (3) Unlimited telephone support during normal business hours (8 a.m. to 5 p.m. Central Time, Monday through Friday, excluding holidays), including dial-up support via modem to assist CUSTOMER in setup, usage and troubleshooting Software. CUSTOMER may obtain assistance by calling Manufacturer's Technical Assistance Center (TAC) at 1-800/873-3822;

                  (4) Emergency assistance outside of normal business hours for critical problems. Critical problems are considered to be those that cause a system failure that results in the loss of all transaction processing capability and/or the inability to restart the Software;

                  (5) Monthly call reports outlining trouble calls and solutions placed through the Manufacturer TAC. The tracking of these calls enables report generation capabilities;

                  (6) Technical Information Bulletins to provide special instructions and information;


FLEXR(R) is a registered trademark of Fujitsu Network Communications, Inc.




                                    H-2, G-1                        CONFIDENTIAL

                  (7) FLEXR Plus Software documentation updates and revisions. These updates will be in addition to the normal BSU documentation;

                  (8) Up to two (2) free on-site visits by Manufacturer's personnel per year. Each on-site visit is limited to sixteen (16) working hours. Additional on-site visits will be billed to CUSTOMER [*Confidential treatment will be requested.]. Should Manufacturer perform the initial Software installation, said installation shall count as one (1) free on-site visit. Unused on-site visits shall-not accumulate upon the yearly automatic renewal of this Agreement; and

                  (9) Off-site tape backup storage to ensure backup of the initial installation in the event the database becomes corrupted or the hardware fails. Tape backups will be made at the time of FLEXR-Plus Software installation and during the free site visit. In addition, CUSTOMER shall have the tight to perform its own tape backup at any time and mail the tape to Manufacturer for storage. Any tape backup made in the manner should be sent to Manufacturer at the following address:

                        Fujitsu Network Transmission Systems, Inc.
                        2801 Telecom Parkway
                        Richardson, Texas  75082
                        Attn:  Manager-Product Support

         (b)      Services Not Included. SERVICES do not include:

                  (1) Charged-for-enhancements that are offered, at Manufacturer's sole discretion, to CUSTOMERS upon payment of a license fee;

                  (2)   Custom programming services;

                  (3) On-site support other than as set forth in subparagraph 1 (a)(9) above;

                  (4)   Training; and

                  (5)   Hardware and related supplies

2.       CHARGED-FOR-ENHANCEMENTS

         From time to time, at Manufacturer's sole discretion, Manufacturer will make available to CUSTOMER charged-for-enhancements to the Software that CUSTOMER may license from Manufacturer upon payment of the license fee established by Manufacturer.

3.       CUSTOM PROGRAMMING SERVICES

         Manufacturer will provide custom programming services to CUSTOMER, as agreed to in a written addendum to this Agreement, signed by both parties, that specifies the custom programming services to be provided by Manufacturer and the fee for the services. Custom programming services shall include, but are not limited to, development of custom computer programs and installation, training and maintenance with respect to such computer programs.




                                    H-2, G-2                        CONFIDENTIAL

4.       ON-SITE SUPPORT

         Manufacturer, upon receipt of a written request from CUSTOMER, will provide to CUSTOMER on-site support at a mutually agreed upon time. For on-site visits not covered by paragraph (1)(a)(8), above, CUSTOMER agrees to pay Manufacturer all costs associate with the provision of on-site support, including charges for Manufacturer's personnel, expenses fortra- -1, and miscellaneous charges, and taxes pursuant to paragraph 6(c) below.

5.       TRAINING

         Upon receipt of a written request from CUSTOMER, Manufacturer will provide training at a mutually agreed upon time at the office of Manufacturer in Richardson, Texas, unless Manufacturer agrees to conduct the training elsewhere. CUSTOMER agrees to pay Manufacturer all costs associated with this training, including (i) charges for Manufacturer's instructors to train CUSTOMER's personnel, which shall include a surcharge for training conducted at CUSTOMER's location, (ii) charges for travel, lodging and miscellaneous expenses, and (iii) taxes pursuant to Section 7 below.

*Confidential treatment will be requested.






































                                    H-2, G-3                        CONFIDENTIAL

7.       PAYMENT TERMS

         Manufacturer shall invoice CUSTOMER for maintenance fees due pursuant to Section 6 herein. Payment shall be thirty (30) days from the date of receipt of Manufacturers invoice. CUSTOMER agrees to pay all other amounts due Manufacturer for SERVICES under this Agreement in accordance with the payment schedule set forth on Manufacturer's invoice for the SERVICES.

8.       OBLIGATIONS OF CUSTOMER

         (a) Customer Contact. Manufacturer requests that. CUSTOMER identify its CUSTOMER contact designee. To the maximum extent practicable, CUSTOMER's communications with Manufacturer will be through the CUSTOMER contact.

         (b) Facility and Personnel Access. CUSTOMER agrees to grant Manufacturer access to CUSTOMER's facilities and personnel concerned with the operation of the Software to enable Manufacturer to provide SERVICES.

         (c) No Modification of Software. CUSTOMER agrees not to modify or otherwise alter the Software, unless specifically authorized by the prior written consent of Manufacturer.

         (d) Error Documentation. Upon detection of any error in the Software, CUSTOMER, as requested by Manufacturer, agrees to provide Manufacturer with a listing of output and any other data, including databases and backup systems, that Manufacturer reasonably may request in order to reproduce operating conditions to those present when the error occurred.




                                    H-2, G-4                        CONFIDENTIAL

                                   EXHIBIT H-2

                                  ATTACHMENT H

                          TRAINING TERMS AND STANDARDS




                                                                    CONFIDENTIAL

                                   EXHIBIT H-2

                                  ATTACHMENT H

                          TRAINING TERMS AND STANDARDS

1. Manufacturer shall provide qualified instructors and the necessary instruction material, as mutually agreed upon, to train CUSTOMER's personnel in the marketing, installation, database preparation and administration, operation, and maintenance of PRODUCT furnished in a cost effective manner.

2. Manufacturer shall also establish and/or maintain curricula to include, but not limited to, the following:

         (a) PRODUCT overview and introduction (e.g., features, functions, benefits, nomenclature, architecture);

         (b)      Engineering, installation and maintenance;

         (c)      Basic operation and administration;

         (d)      Sizing, configuration and PRODUCT ordering;

         (e)      Planning and budgetary guidelines; and

         (f) Other subjects deemed necessary by CUSTOMER to support the PRODUCT.

3. Manufacturer shall change, modify, update and/or add training programs as new PRODUCT features/releases are made available.

4. Manufacturer shall maintain a technical training facility and provide CUSTOMER a course listing of all training courses available to CUSTOMER, notify CUSTOMER of any curriculum changes. and identify those courses that are critical in the support of the PRODUCT. Training shall be offered on a regular basis and Manufacturer shall attempt to meet any reasonable request for additional or unscheduled training required by CUSTOMER. Additional courses may be scheduled with sixty (60) days prior written notice.
















*Confidential treatment will be requested.


                                    H-2, H-1                        CONFIDENTIAL

*Confidential treatment will be requested.







7. Manufacturer shall, at no charge to CUSTOMER, provide copies of all training materials to the CUSTOMER's training department for review of quality and applicability to CUSTOMER's training requirements. Manufacturer shall provide a plan for the correction of deficiencies identified in such review.

8. If requested by CUSTOMER, Manufacturer shall, at a mutually agreeable cost, conduct "Train the Trainer" classes on sales, installation, maintenance, and engineering of Manufacturers PRODUCT for CUSTOMER instructors, at a mutually agreed upon location.

9. Manufacturer shall provide, upon CUSTOMER request, one master (camera ready) copy of any sales, installation, maintenance, and engineering courseware required for CUSTOMER's instructors to train on Manufacturer's PRODUCT. The courseware shall contain an instructor guide, student materials and any additional aides required to present the course. These master copy materials shall be provided at no cost. Manufacturer shall provide CUSTOMER with reproduction rights for these materials. These materials shall not be distributed to any nonCUSTOMER organization.

10. CUSTOMER may audit Manufacturer conducted training to ascertain if the materials are presented in a quality manner. The costs of such audits shall be at no charge. Any recommendations offered by CUSTOMER shall be incorporated for future training classes in a timely manner.

11. Manufacturer certified CUSTOMER instructors shall be afforded the same consideration as Manufacturer's instructors in regard to course modifications and updates. Manufacturer shall assure that CUSTOMER's instructors have the same updated material as Manufacturer's instructors.

12. Manufacturer shall provide CUSTOMER's instructors, at no cost, technical/operational support in the form of reasonable telephone consulting assistance relating to the content of courseware.

13. Manufacturer shall provide, at the actual cost of reproduction, copies of all training materials required to support CUSTOMER's embedded base of PRODUCT that Manufacturer may have declared as discontinued or obsolete.

14. Manufacturer agrees to provide on-site training to CUSTOMER. Courses may be scheduled with sixty (60) days prior written notice. [*Confidential treatment will be requested.] Instructor's travel and living expenses shall be the responsibility of Manufacturer. Manufacturer shall provide normal classroom non-traffic bearing equipment.





                                    H-2, H-2                        CONFIDENTIAL

*Confidential treatment will be requested.










                                                                    CONFIDENTIAL

                                   EXHIBIT H-2

                                  ATTACHMENT J

                            ADDITIONAL MANUFACTURER'S
                        RESPONSIBILITIES AND OBLIGATIONS



                                                                    CONFIDENTIAL

                                   EXHIBIT H-2

                                  ATTACHMENT J

                            ADDITIONAL MANUFACTURER'S
                        RESPONSIBILITIES AND OBLIGATIONS

1.       SOFTWARE LICENSE

         (a) Manufacturer has granted to CUSTOMER through SELLER a license for CUSTOMER's right to use software owned by Manufacturer.

         (b) If Manufacturer discontinues support of the Software, to the extent that Manufacturer has such rights, Manufacturer agrees to furnish to CUSTOMER all source code (in machine readable format), technical documentation and other information required for the maintenance, modification or correction of the most recent version of the Software provided to CUSTOMER.

         (c) Purchasers of the Software and related documentation from CUSTOMER shall be required to execute and shall be subject to the Software Sublicense Agreement, attached hereto and incorporated herein as Addendum to this Attachment J, which requires such customer(s) to abide by the requirements therein, to use the Software and related documentation solely for the purpose of provisioning, maintaining, and monitoring such CUSTOMER's and/or customers network elements, and to consent to the enforcement of the provisions thereof directly by Manufacturer. Use of the Software by customer(s) of CUSTOMER shall be solely in conjunction with the PRODUCT furnished by Manufacturer to CUSTOMER hereunder and shall be restricted to provisioning, maintaining, and monitoring such CUSTOMER's and/or customer's internal network elements.

         (d) CUSTOMER shall promptly notify Manufacturer that CUSTOMER has furnished its customer with Software and documentation licensed hereunder and shall provide to Manufacturer a copy of the signed Software Sublicense Agreement.

         (e) Upon removal of CUSTOMER's PRODUCT utilizing the Software licensed hereunder from its customer's premises, CUSTOMER shall use commercially reasonable efforts to obtain from its customer a signed form certifying that the Software and documentation have been returned in their entirety to CUSTOMER.

         (f) No right or license shall be implied by estoppel or otherwise, other than the rights and license expressly granted in this Agreement. All ownership rights, title, and interest in the Software are and shall remain with Manufacturer subject, however, only to the license specifically granted herein.

         (g) Any and all trademarks and trade names that Manufacturer uses in connection with the license granted hereunder are and remain the exclusive property of Manufacturer. This Agreement gives CUSTOMER no right therein except a limited license to reproduce trademarks and trade names as necessary for and for the sole purpose of allowing CUSTOMER to fully promote and market the Software pursuant to the terms of this Agreement.




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

         (h) For any Software acquired directly or indirectly on behalf of a unit or agency of the United States Government, this provision applies.

                  (1)   For civilian agencies: Software

                        (i) Was developed at private expense, is existing computer Software and the part of the Software was developed with government funds;

                        (ii) Is a trade secret of Manufacturer for all purposes of the Freedom of Information act;

                        (iii) Is "restricted computer Software" submitted with restricted rights in accordance with the subparagraphs (a) through (d) of the Commercial Licensed Materials-Restricted Rights clause at 52.227-19 of the Federal Acquisition Regulations
                                (FAR) and its successors and as expressly stated in Manufacturer's standard commercial agreement incorporated into the contract or purchase order between Manufacturer and the government entity, except that the government agency shall not have the right to disclose the Software to support service contractors or their subcontractors without Manufacturer's prior written consent.

                        (iv) In all respects, is proprietary data of Manufacturer; and

                        (v) Is unpublished and all rights are reserved under the copyright laws of the United States.

                  (2) For units of the Department of Defense (DOD): The Software is licensed only with "Restricted Rights" as that term is defined in the DOD Supplement to the FAR, clause 52.227-7013(c)(1)(ii), Rights in Technical Data and Computer Software and its successors, and use, duplication or disclosure is subject to the restrictions set forth therein, with the exception that the government agency shall not have the right to disclose the Software to subcontractors or agents of the government without Manufacturer's prior written consent.

2.       MANUFACTURER'S INFRINGEMENT

         (a) Manufacturer agrees to indemnify, defend and hold harmless CUSTOMER and its AFFILIATES, shareholders, directors, officers, employees, contractors, agents and other representatives from all demands, claims, actions, causes of action, proceedings, assessments, losses, damages, liabilities, settlements, judgments fines, penalties, interest, cost and expenses (including fees and disbursements of counsel) arising from or relating to any actual or alleged infringement or misappropriation of any patent, trademark, copyright, trade secret or any actual or alleged violation of any other intellectual property rights arising from or in connection with the PRODUCT provided or the SERVICES performed under this Agreement regardless of whether such PRODUCT or SERVICES form the entire basis or only a portion of the basis for such claims of infringement, misappropriation or violation; and if the use or resale shall be enjoined, Manufacturer shall, at its option, replace




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                  the enjoined PRODUCT(S) with suitable substitute free of the infringement or misappropriation, or shall procure for CUSTOMER's benefit a license or other right to use or resell the same, or shall remove the enjoined PRODUCT(S) and refund to CUSTOMER the amount paid to SELLER therefor, plus, under any option, Manufacturer shall indemnify CUSTOMER's direct (i.e., punitive damages and license fees, royalties or other right to use fees paid to a third party) damages for such infringing or misappropriated PRODUCT(S). Notwithstanding anything to the contrary contained in this Agreement (including, but not limited to, Section 3, INDEMNIFICATION AND INSURANCE), the provisions of this Section 2, MANUFACTURER'S INFRINGEMENT, shall, as to Manufacturer, govern the rights of CUSTOMER and its AFFILIATES, shareholders, directors, officers, employees, contractors, agents and other representatives to indemnification for claims of infringement, misappropriation or violation of intellectual -property rights. Manufacturer shall have total control over the defense, negotiation and settlement of each such case, provided, however, that CUSTOMER shall be permitted to participate in such defense negotiation, or settlement by counsel of its own choosing and expense.

         (b) Except for the negligence provisions, the procedures set forth in Section 3, INDEMNIFICATION AND INSURANCE, shall apply in the case of any claims of infringement, misappropriation or violation of intellectual property rights for which indemnification will be sought. CUSTOMER shall give Manufacturer prompt written notice of any such claims of infringement or misappropriation and of all such suits and, except as otherwise indicated herein, when Manufacturer is obligated to indemnify CUSTOMER hereunder, full opportunity and authority to assume the defense thereof, including appeals, and to settle such suits, and shall furnish upon Manufacturer's request and at Manufacturer's expense all disclosed information and reasonable assistance available to CUSTOMER.

         (c) THE FOREGOING STATES THE ENTIRE LIABILITY OF MANUFACTURER WITH RESPECT TO INFRINGEMENT OF PATENTS, TRADEMARKS OR COPYRIGHTS BY ANY PRODUCT DELIVERED UNDER THIS AGREEMENT.

3.       INDEMNIFICATION AND INSURANCE

         (a) Manufacturer shall indemnify, defend, and hold harmless CUSTOMER and its affiliates, officers, agents, and employees, from all claims, suits, actions, demands, damages, liabilities, expenses (including fees and disbursements of counsel), judgments, settlements and penalties of every kind based on (i) personal injury, death, or property damage to the extent any of the foregoing is proximately caused by either any defective PRODUCT provided by Manufacturer, its officers, employees, subcontractors or agents, or by the negligent or willful acts or omissions of Manufacturer, its officers, employees subcontractors or agents, or (ii) strict liability in tort or products liability of any other kind in connection with and PRODUCT provided by Manufacturer, its officers, employees, subcontractors or agents or the use, resale or distribution of any such PRODUCT by CUSTOMER; or (iii) for indemnification for claims of third parties, arising under
                  Section 2, MANUFACTURER'S INFRINGEMENT. The foregoing indemnity, to the extent permitted by law, shall apply in the case of all claims that arise form the negligence, misconduct or other fault of CUSTOMER, provided, however, that if a claim is the result of the sole negligence, misconduct or fault of CUSTOMER or its




                                    H-2, J-3                        CONFIDENTIAL

                  AFFILIATES(s) Manufacturer shall have no obligations of indemnification hereunder. If a claim is the result of the joint negligence, joint misconduct or joint fault of Manufacturer and CUSTOMER, the amount of such claim for which CUSTOMER is entitled to indemnification shall be limited to that portion of such claim that is attributable to the negligence, misconduct or other fault of Manufacturer. The obligations of this provision are in addition to Manufacturer's obligation to provide insurance and shall not be limited by any limitation on the amount or type of damages, compensation or benefits payable by Manufacturer under Worker's Compensation Acts, Longshoremen and Harborworker's Act, Disability Benefits Act or any other employee benefit act.

         (b) LIMITATION OF LIABILITY. Notwithstanding any other provision of this Agreement, Manufacturer's entire liability for monetary damages under this Agreement shall be as follows:

                  (1) For real or tangible property damage or personal injury or death proximately caused by defective PRODUCT provided by Manufacturer or the negligent or willful acts of omissions of Manufacturer, the amount of the direct damages up to an unlimited amount; and

                  (2) For any payments made by CUSTOMER to CUSTOMER's customer pursuant to an agreement between CUSTOMER and CUSTOMER's customer whereby CUSTOMER agrees to indemnify its customer for such customer's claims for lost revenues which payments are owed as a result of Manufacturer's defective PRODUCT or the negligent or willful acts or omissions of Manufacturer or its employees or agents; and

                  (3) For all other loss or damage incurred by CUSTOMER because of loss of revenue claims of third parties awarded by a court of competent jurisdiction or resulting from a settlement of such a claim filed in a court of competent jurisdiction or resulting from a settlement of such a claim asserted outside of court (with all such settlements subject to the prior approval of Manufacturer and CUSTOMER) and asserted against CUSTOMER by any third party for CUSTOMER's failure to provide services to such party as a result of Manufacturer's defective PRODUCT or the negligent or willful acts or omissions of Manufacturer or its employees or agents;

                  (4) The total liability of Manufacturer to CUSTOMER pursuant to Sections (b)(2) and (b)(3) shall be limited to a maxim per occurrence of three percent (3%) of actual revenues earned by Manufacturer for PRODUCT purchased by CUSTOMER during the recent twelve (12) month period or one million two hundred fifty dollars ($1,250,000), which ever amount is greater.

                  (5) The total liability of Manufacturer to CUSTOMER for indemnification for claims of third parties' lost revenues arising under Section 2, MANUFACTURER'S INFRINGEMENT, shall be limited to a maxim per occurrence of five percent (5%) of actual revenues earned by Manufacturer for PRODUCT purchased by CUSTOMER during the recent twelve (12) month period or two million five hundred thousand dollars ($2,500,000), which ever amount is greater. Manufacturer's liability for CUSTOMER's




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



                        direct damages, as defined in Section 2, MANUFACTURER'S INFRINGEMENT, shall be unlimited.

                        EXCEPT AS SET FORTH ABOVE, NEITHER PARTY SHALL BE LIABLE FOR INDIRECT, INCIDENTAL, SPECIAL, OR CONSEQUENTIAL DAMAGES OF ANY. KIND OR NATURE.

                  (6) CUSTOMER shall promptly notify Manufacturer in writing of any suits, claims or demands covered by this indemnity. Promptly after receipt of such notice, Manufacturer shall assume the defense of such claim with counsel reasonably satisfactory to CUSTOMER. If Manufacturer fails, within reasonable time after receipt of such notice, to assume the defense with counsel reasonably satisfactory to CUSTOMER. CUSTOMER shall have the right to undertake the defense, compromise and settlement of such claim for the account and at the expense of Manufacturer. Notwithstanding the above, if CUSTOMER in its sole discretion so elects, CUSTOMER may also participate in the defense of such actions by employing separate counsel at its expense, without waiving Manufacturer's obligation to indemnify or defend; provided that such participation shall not adversely affect Manufacturer's ability to defend or settle the claim. Manufacturer shall not settle or compromise any claim or consent to the entry of any judgment without the prior written consent of CUSTOMER, if such claim or judgment is based upon the joint fault, negligence or misconduct of Manufacturer and CUSTOMER, and without an unconditional release of all liability by each claimant or plaintiff to CUSTOMER with respect to claims for which Manufacturer is obligated to indemnify CUSTOMER.

                  (7) Manufacturer agrees to maintain during the term of this Agreement all insurance or bonds required by law or this Agreement, including, but not limited to (i) Worker's Compensation and related insurance as prescribed by the law of the state in which Manufacturer's services are performed or PRODUCT are delivered; (ii) employer's liability insurance with limits of at least one million dollars ($1,000,000) for each occurrence, and (iii) comprehensive general liability insurance including products liability, and if the use of motor vehicles is required, comprehensive motor vehicle liability insurance, each with limits of at least two million dollars ($2,000,000) for combined single limit for bodily injury, including death, and/or property damage. Manufacturer shall cause CUSTOMER to be included as an additional insured under said policies (as "GTE Corporation and its affiliates and subsidiaries") and CUSTOMER's coverage under such policies shall be primary. Manufacturer shall waive its rights of subrogation against CUSTOMER for Workers' Compensation claims. Manufacturer shall, prior to rendering such services, furnish certificates or evidence of the foregoing insurance indicating the amount and nature of such coverage, the expiration date of each policy, and stating that no material change or cancellation of any such policy shall be effective unless thirty (30) days' prior written notice is given to CUSTOMER.





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




                                   EXHIBIT H-2

                                  ATTACHMENT J

                                   SCHEDULE 1

                          SOFTWARE SUBLICENSE AGREEMENT



                                                                    CONFIDENTIAL

                                   EXHIBIT H-2

                                  ATTACHMENT J

                                   SCHEDULE 1

                          SOFTWARE SUBLICENSE AGREEMENT


SOFTWARE SUBLICENSE AGREEMENT

This Software Sublicense Agreement (the "Agreement") is made this       day of
                         , 1996, by and between
                                          ("Licensee") and
                                                          ("Sublicensee"), a
                                      corporation, with offices at
                                                               .

The software defined below is sublicensed in accordance with this Agreement and
in accordance with the terms of Agreement No.       , as amended thereto, by and
between Licensee and Fujitsu Network Communications, Inc. ("Licensor").


1.       GRANT OF LICENSE.

         The Software PRODUCT is the specified version of Licensor's FLEXR(R) and/or FLEXR(R) PLUS (the "Software"). The Software is sublicensed subject to the terms and conditions of this Agreement. The Software includes all copies of the software program and its related supporting materials. Licensee grants Sublicensee a personal, nontransferable and non-exclusive sublicense to use the Software on a single computer accessing the basic number of Network Elements of either Licensee or Sublicensee. Sublicensee may not: (i) distribute, sublicense or copy any portion of the Software; (ii) modify or prepare derivative works from the Software; (iii) publicly display visual output of the Software; (iv) transmit the Software electronically by any means (v) use the Software in a multiple computer or multiple user arrangement other than the single-processing or multiprocessing microcomputing unit accessing the basic number of Network Elements of either Licensee or Sublicensee. Sublicensee may copy the Software into any machine-readable form for backup or archival purposes in support of Sublicensee's use on a single machine. Any portion of the Software merged into another program will continue to be subject to the terms and conditions of this Agreement. Sublicensee agrees that the Software belongs to Licensor, and Sublicensee agrees to keep confidential and use Sublicensee's best efforts to prevent and protect the contents of the Software from unauthorized disclosure.

         FLEXR(R) is a registered trademark of Fujitsu Network Communications, Inc.




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2.       TERMINATION

         The license terminates if Sublicensee fails to comply with any term or condition of this Agreement; Sublicensee agrees upon such termination to return the Software together with all copies, modifications, and merged portions in any form to Licensee.

3.       CONFIDENTIALITY

         Sublicensee shall maintain the Software in strict confidence and shall keep on all copies the same copyright notice as contained on the original. All copies of the Software or any part thereof shall be the property of Licensor. Sublicensee agrees that neither Sublicensee, its agents nor its employees shall in any manner use, make available, make known, divulge or communicate any information with respect to the Software which might enable copying all or any portion of the Software or the development of similar computer program or system. Sublicensee agrees to take all appropriate action to protect the confidential and proprietary information included in the Software, including appropriate instruction and agreement with its employees.

4.       OTHER RESTRICTIONS.

         Sublicensee may not revise, reverse engineer, decompile or disassemble the Software in whole or in part or permit any third party to do or attempt the same.

*Confidential treatment will be requested.











6.       REMEDY.

         Licensor and/or Licensee's entire liability and Sublicensee's exclusive remedy shall be, at Licensee's option, either (a) return of the price paid, or (b) repair or replacement of the Software that does not meet [*Confidential treatment will be requested.] and that is returned to Licensee. This [*Confidential treatment requested] is void if failure of the Software has resulted from accident, abuse or misapplication.





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

7.   [*Confidential treatment requested].




8.   NO LIABILITY FOR CONSEQUENTIAL DAMAGES.


     IN NO EVENT SHALL LICENSOR AND/OR LICENSEE BE LIABLE FOR ANY DAMAGES WHATSOEVER (INCLUDING, WITHOUT LIMITATION, CONSEQUENTIAL OR SPECIAL DAMAGES OF ANY KIND OR NATURE, DAMAGES FOR LOSS OF BUSINESS PROFITS, BUSINESS INTERRUPTION, LOSS OF BUSINESS INFORMATION, OR LOSS OF DATA OR ANY OTHER LOSS ARISING OUT OF THE USE OR INABILITY TO USE THIS SOFTWARE PRODUCT, EVEN IF LICENSEE HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.


9.   ENTIRE AGREEMENT

     Each party acknowledges that it has read and understood this Agreement and agrees to be bound by its terms, and that the Agreement, the contracts and its amendments is the complete and exclusive agreement of the parties and supersedes all other communications, oral or written, between the parties relating to the Agreement's subject matter. Any change to this Agreement shall not be valid unless it is in writing signed by both parties.


         AGREED TO:

         LICENSEE                                                SUBLICENSEE

         By:                                                     By:

         Printed Name:                                           Printed Name:

         Title:                                                  Title:

         Date:                                                   Date:


                                      H-2, J-3                      CONFIDENTIAL








                                    EXHIBIT I

                               CENTURY COMPLIANCE





                                    H-2, J-4                        CONFIDENTIAL

                                    EXHIBIT I

                               CENTURY COMPLIANCE

1.       CENTURY COMPLIANCE

         (a) When used in this Exhibit with initial capital letters, the following terms have the respective meanings given below.

                  (1) "Procured System" means the computer software, computer firmware, computer hardware (whether general or special purpose), documentation, data, and other similar or related items of the automated, computerized, and/or software system(s) that are provided by or through SELLER pursuant to this Agreement, or any component part thereof, and any services provided by or through SELLER in connection therewith.

                  (2) "Calendar-Related" refers to date values based on the Gregorian calendar, as defined in Encyclopedia Britannica, 15th edition, 1982, page 602, and to all uses in any manner of those date values, including without limitation manipulations, calculations, conversions, comparisons, and presentations.

                  (3) "Date Data" means any Calendar-Related data in the inclusive range January 1, 1900, through December 31, 2050, which the Procured System uses in any manner.

                  (4) "System Date" means any Calendar-Related data value in the inclusive range January 1, 1985, through December 31, 2035 (including the natural transition between such values), which the Procured System shall be able to use as its current date while operating.

                  (5) "Century Compliant" means that the Procured System satisfies the requirements set forth in Sections 1.(b), 1.(c), and 1.(d) below.

                  (6) "Century Noncompliance" means any failure of the Procured System to be Century. Compliant.

         (b) SELLER represents that, in connection with Calendar-Related data and Calendar-Related processing of Date Data or of any System Date, the Procured System will not malfunction, will not cease to function, will not generate incorrect data, and will not produce incorrect results.

         (c) SELLER further represents that, in connection with providing Calendar-Related data to and accepting Calendar-Related data from other automated, computerized, and/or software systems and users via user interfaces, electronic interfaces, and data storage, the Procured System represents dates without ambiguity as to century.






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         (d)      SELLER further represents that SELLER has verified through testing that the Procured System is Century Compliant and that testing included, without limitation, each of the following specific dates and the transition to and from each such date:
                  December 31, 1998; January 1, 1999; September 9, 1999; September 10, 1999; December 31, 1999; January 1, 2000; February 28, 2000; February 29, 2000; March 1, 2000; December 31, 2000; January 1, 2001; December 31, 2004; and January 1, 2005.

         (e) These representations survive the expiration or earlier termination of this Agreement.

2.       INTERFACING

         If the Procured System is a Commercial-Off-The-Shelf (COTS) product, it shall have the present capability, which can be readily utilized by CUSTOMER, of providing Calendar-Related data to and accepting Calendar-Related data from other automated, computerized, and/or software systems and users in a four-digit CCYY format, where CC are the two digits expressing the century and YY are the two digits expressing the year with that century (e.g., 1996, 2003 and 2027).

3.       CENTURY NONCOMPLIANCE REMEDY

         In the event the Procured System is Century Noncompliant in any respect, SELLER shall, at no cost to CUSTOMER, promptly correct the Century Noncompliance and provide the corrected Century Compliant Procured System to CUSTOMER within ninety (90) days after receipt of a written request from CUSTOMER, unless otherwise agreed by CUSTOMER in writing.

4.       NONCOMPLIANCE NOTICE

         In the event SELLER becomes aware of (i) a possible or an actual Century Noncompliance in the Procured System or (ii) any international, governmental, industrial, or other standard (proposed or adopted) regarding Calendar-Related data and/or processing, or it begins any significant effort to conform the Procured System to any such standard, SELLER shall promptly inform CUSTOMER of all relevant information (and timely provide CUSTOMER updates to such information) with respect to SELLER's knowledge. SELLER shall respond promptly and fully to inquiries by GTE (and timely provide updates to any responses provided to GTE) with respect to (i) any possible Century Noncompliance in the Procured System or to (ii) any international, governmental, industrial, or other standards. In the foregoing, the use of "timely" means promptly after the relevant information becomes known to or is developed by or for SELLER.




                                      I-2                           CONFIDENTIAL